MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT

                   Dated as of April 15 , 1998

                             Between

                    PREMIER BANCSHARES, INC.

                               And

                  PREMIER LENDING CORPORATION,

                          as Borrowers,

                    THE LENDERS PARTY HERETO

                               And

      SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION,

                            as Agent




                       TABLE OF CONTENTS
                                                                       Page
                                                                       ----
     ARTICLE I DEFINITIONS................................................1
          Section 1.1   Defined Terms.....................................1
          Section 1.2   Terms Generally..................................20

     ARTICLE II AMOUNTS AND TERMS OF LOANS...............................20
          Section 2.1   Commitments and Borrowing Base...................20
          Section 2.2   Method of Borrowing..............................22
          Section 2.3   Disbursement of Funds............................24
          Section 2.4   Notes............................................26
          Section 2.5   Interest.........................................26
          Section 2.6   Termination or Reduction of Commitments..........28
          Section 2.7   Mandatory Repayments.............................28
          Section 2.8   Optional Prepayments.............................29
          Section 2.9   Fees.............................................29
          Section 2.10  Payments, Etc....................................30
          Section 2.11  Indemnity........................................31
          Section 2.12  Taxes............................................32
          Section 2.13  Sharing of Setoffs...............................33

     ARTICLE III CONDITIONS TO BORROWINGS................................34
          Section 3.1   Conditions to Borrowings.........................34
          Section 3.2   General..........................................34
          Section 3.3   Limitations on Obligations to Make Borrowings....35

     ARTICLE IV SECURITY.................................................35
          Section 4.1   Grant of Security Interest.......................35
          Section 4.2   Collateral.......................................35
          Section 4.3   Delivery of Collateral Documentation; Submission
                        of Collateral for Inclusion in Borrowing Bases...37
          Section 4.4   Agent's Review of Collateral; Certifications.....37
          Section 4.5   Release of Collateral Documentation..............38
          Section 4.6   Borrowing Base Certificate; Other Information....40
          Section 4.7   Standard of Care of Agent; Duties;
                        Indemnification..................................41
          Section 4.8   Fees and Expenses of Agent.......................42
          Section 4.9   Availability of Documents........................42
          Section 4.10  Representations and Warranties of Borrowers With
                        Regard to the Collateral.........................43
          Section 4.11  Covenants of Borrowers With Regard to the
                        Collateral.......................................43
          Section 4.12  Collection of Collateral Payments................44
          Section 4.13  Authorized Action by Agent.......................45
          Section 4.14  Negative Pledge..................................45

     ARTICLE V REPRESENTATIONS AND WARRANTIES............................46
          Section 5.1   Corporate Existence; Compliance with Law and
                        Contractual Obligations..........................46
          Section 5.2   Corporate Power; Authorization; Enforceable
                        Obligations......................................46
          Section 5.3   No Legal or Contractual Bar......................47
          Section 5.4   Financial Information............................47
          Section 5.5   No Material Litigation...........................48
          Section 5.6   Taxes............................................48
          Section 5.7   Investment Company Act...........................48
          Section 5.8   Subsidiaries; Capitalization.....................48
          Section 5.9   Use of Proceeds..................................48
          Section 5.10  ERISA............................................49
          Section 5.11  Security Interests...............................49
          Section 5.12  Agency Approvals.................................49
          Section 5.13  Principal Place of Business and Chief Executive
                        Office; Location of Records......................49
          Section 5.14  Trade Name.......................................50

     ARTICLE VI COVENANTS................................................50
          Section 6.1   Affirmative Covenants............................50
          Section 6.2   Negative Covenants...............................55

     ARTICLE VII SPECIAL FINANCIAL COVENANTS.............................58
          Section 7.1   Special Financial Covenants; Applicable to
                        Premier Lending..................................58
          Section 7.2   Special Financial Covenants Applicable to
                        Premier Bancshares and Premier Bank..............58

     ARTICLE VIII EVENTS OF DEFAULT......................................59
          Section 8.1   Events of Default................................59
          Section 8.2   Remedies.........................................62
          Section 8.3   Setoff...........................................62
          Section 8.4   Cumulative Rights................................63
          Section 8.5   Waiver...........................................63
          Section 8.6   Collections and Costs............................63
          Section 8.7   Rights of Individual Lenders.....................63
          Section 8.8   Limitation on Liability of Agent and Lenders.....64
          Section 8.9   Notice of Default................................64

     ARTICLE IX AGENT....................................................64
          Section 9.1   Appointment of Agent.............................64
          Section 9.2   Nature of Duties of Agent........................65
          Section 9.3   Lack of Reliance on Agent........................65
          Section 9.4   Certain Rights of Agent..........................66
          Section 9.5   Reliance by Agent................................66
          Section 9.6   Indemnification of Agent.........................66
          Section 9.7   Agent in its Individual Capacity.................66
          Section 9.8   Holders of Notes.................................67
          Section 9.9   Successor Agent..................................67

     ARTICLE X MISCELLANEOUS PROVISIONS..................................68
          Section 10.1  Notices..........................................68
          Section 10.2  Amendments,  Etc,................................68
          Section 10.3  No Waiver:  Remedies Cumulative..................69
          Section 10.4  Payment of Expenses, Etc.........................69
          Section 10.5  Right Of Setoff,.................................70
          Section 10.6  Benefit of Agreement.............................70
          Section 10.7  Governing Law: Submission to Jurisdiction........72
          Section 10.8  Arbitration......................................72
          Section 10.9  Counterparts.....................................73
          Section 10.10 Effectiveness....................................73
          Section 10.11 Headings Descriptive.............................75
          Section 10.12 Survival of Representations and Indemnities......75
          Section 10.13 Severability.....................................75
          Section 10.14 Indemnification of Agent.........................75
          Section 10.15 Joint and Several Nature of the Obligations......76
          Section 10.16 Certain Waivers..................................76
          Section 10.17 Subrogation, Etc.................................77
          Section 10.18 WAIVER OF TRIAL BY JURY..........................77




     SCHEDULE 1     LENDERS AND COMMITMENTS
     SCHEDULE 2     APPROVED INVESTORS
     SCHEDULE 3     NOTICE ADDRESSES
     SCHEDULE 4     AUTHORIZED OFFICERS

     EXHIBIT A      Form of Note
     EXHIBIT B-1    Borrowing Request (Warehouse Summary Form)
     EXHIBIT B-2    Borrowing Request (Trust Receipt Funding Form)
     EXHIBIT C-1    Borrowing Base Addition Report (Tranche A)
     EXHIBIT C-2    Borrowing Base Addition Report (Tranche B)
     EXHIBIT C-3    Borrowing Base Addition Report (Tranche C)
     EXHIBIT C-4    Borrowing Base Addition Report (Tranche D)
     EXHIBIT D      Borrowing Base Certificate
     EXHIBIT E      Required Documents for Mortgage Loans to be Included in
                    Borrowing Base
     EXHIBIT F      Additional Required Documents
     EXHIBIT G      Agent's Wire Instructions
     EXHIBIT H      Collateral Review Procedures
     EXHIBIT I      Form of Trust Receipt
     EXHIBIT J      Bailment Letter
     EXHIBIT K      Trust Receipt and Bailee Procedures
     EXHIBIT L      Principal Places of Business
     EXHIBIT M      Commitment Status Report
     EXHIBIT N      Fitch IBCA Credit Quality Guidelines


         MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT

     THIS MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT is made and dated as of April 15 , 1998, by and between the Lenders party hereto from time to time, SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as agent for Lenders, PREMIER BANCSHARES, INC., a Georgia corporation, and PREMIER LENDING CORPORATION, a Georgia corporation. Capitalized terms not otherwise defined herein are defined in Article I.


                        R E C I T A L S

     A. Premier Lending originates, acquires, markets, sells and services Mortgage Loans.

     B.   Premier Lending is a direct Wholly-Owned Subsidiary of
Premier Bancshares.

     C. Premier Lending and Premier Bancshares, as co-borrowers, have requested Loans from Lenders on a revolving basis in the maximum aggregate amount of $90,000,000.00 and Lenders have severally agreed, on a ratable basis up to the total of each Lender's Commitment, to make such Loans upon the terms and conditions set forth herein.

     D. Each Borrower will derive substantial direct and indirect benefits from the Loans under this Agreement.

     ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:


                           ARTICLE I
                          DEFINITIONS

Section 1.1    Defined Terms.

          For purposes of this Agreement, the terms set forth below shall have the following meanings:

          "Accumulated Funding Deficiency" shall mean a funding deficiency described in section 302 of ERISA.

          "Advance Rate Amount" shall mean (i) with respect to any Eligible Mortgage Loan included in any Borrowing Base (other than the Tranche C Borrowing Base), an amount equal to ninety-eight percent (98%) of the lesser of (a) the amount to be paid by the Approved Investor for the Mortgage Loan pursuant to a binding Investor Commitment, and (b) the current unpaid principal balance of such Mortgage Loan, as determined by reference to the most recent applicable Borrowing Base Certificate prepared by Agent pursuant to Section 4.6, absent any error in such Borrowing Base Certificate as of the date delivered, and (ii) with respect to any Eligible Mortgage Loan included in the Tranche C Borrowing Base, an amount equal to ninety-seven percent (97%) of the lesser of (a) the amount to be paid by the Approved Investor for the Mortgage Loan pursuant to a binding Investor Commitment, and (b) the current unpaid principal balance of such Mortgage Loan, as determined by reference to the most recent applicable Borrowing Base Certificate prepared by Agent pursuant to Section 4.6, absent any error in such Borrowing Base Certificate as of the date delivered; provided that if Agent shall at any time reasonably believe that the Applicable Take-Out Price for any Eligible Mortgage Loan or any group thereof does not accurately reflect the market value of the underlying Investor Commitments because of a decline in the creditworthiness or funding ability of any Approved Investor, then Agent may notify Borrowers that, from the date of such notice until the date such notice is withdrawn by Agent in its sole discretion, the collateral value of such Eligible Mortgage Loan shall be equal to (x) with respect to any Eligible Mortgage Loan included in any Borrowing Base (other than the Tranche C Borrowing Base), ninety-eight percent (98%) of the lesser of (a) the Fair Market Value of such Eligible Mortgage Loan, and (b) the current unpaid principal balance thereof, and (y) with respect to any Eligible Mortgage Loan included in the Tranche C Borrowing Base, ninety-seven percent (97%) of the lesser of (a) the Fair Market Value of such Eligible Mortgage Loan, and (b) the current unpaid principal balance thereof.

          "Affiliate" shall mean, as to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. "Control" as used herein means the power to direct the management and policies of such Person.

          "Agency" shall mean FHA, FHLMC, FNMA, or VA.

          "Agency Fee" shall have the meaning given such term in
Section 2.9(d).

          "Agency Guides" shall mean the FHLMC Guide and the FNMA
Guide.

          "Agent" shall mean SunTrust Bank, Central Florida, National Association, in its capacity as Agent and Warehouse Collateral Agent for Lenders hereunder and, if applicable, also in its capacity as Pledged Stock Collateral Agent for Lenders under the Pledge Agreement, and any successor agent appointed pursuant to Section 9.9.

          "Agreement" shall mean this Agreement, as amended, modified, supplemented or restated from time to time.

          "Applicable Take-Out Price" shall mean at any date, for any Mortgage Loan covered by a Investor Commitment, the weighted average net purchase price (expressed as a percentage) of all Investor Commitments held by Borrowers under which such Mortgage Loan could be sold (assuming the simultaneous shipment of all other such Mortgage Loans owned by Borrowers).

          "Approved Investor" shall mean FNMA, FHLMC or any Person listed on Schedule 2. At the request of a Borrower, the Required Lenders may from time to time agree in writing to add Persons to the list set forth on Schedule 2. By written notice to Borrowers, the Required Lenders or Agent may in their or its reasonable discretion, based on their or its evaluation of the creditworthiness or funding ability of any Approved Investor listed on Schedule 2 remove such Approved Investor from such list. Such removal shall become effective immediately upon written notice of the Required Lenders or Agent, as the case may be; provided that if any Investor Commitment of such Approved Investor is then in effect and such Approved Investor is, in the reasonable judgment of the Required Lenders or Agent, as the case may be, able to fund such Investor Commitment, such Approved Investor shall continue to be an Approved Investor for ninety
(90) days after the date of such notice with respect to (a) Mortgage Loans included in a Borrowing Base at the time of such notice and allocated to such Investor Commitment and (b) Mortgage Loans that the applicable Borrower has committed to make prior to the time of such notice and allocated to such Investor Commitment; and provided further, that such removal shall become effective immediately at any time prior to the expiration of such ninety (90) day period if the Required Lenders or Agent, in their or its reasonable judgment, believe that such Approved Investor is unable to fund its Investor Commitments.

          "Authorized Officer" shall mean those officers of Premier Lending listed on Schedule 4 hereto, provided that either
Borrower may, by notice to Agent, add or delete any person from the list of Authorized Officers set forth above.

          "Banking Day" shall mean any day other than a Saturday, Sunday and any other day on which banks in Orlando, Florida are required or authorized to close.

          "Board" shall mean the Board of Governors of the Federal Reserve System of the United States and any successor thereto.

          "Borrowers" shall mean Premier Bancshares and Premier
Lending, jointly and severally, and "Borrower" means either
Premier Bancshares or Premier Lending.

          "Borrowing" shall mean Tranche A Borrowing, a Tranche B
Borrowing, a Tranche C Borrowing, a Tranche D Borrowing, and/or a
Swing-Line Borrowing, in each case made pursuant to a Borrowing
Request.

          "Borrowing Base" shall mean the Tranche A Borrowing
Base, the Tranche B Borrowing Base, the Tranche C Borrowing Base and/or the Tranche D Borrowing Base, as applicable.

          "Borrowing Base Addition Report" shall mean (i) in the case of a Tranche A Borrowing, a report in the form of and containing the information required by Exhibit C-1, (ii) in the case of a Tranche B Borrowing, a report in the form of and containing the information required by Exhibit C-2, (iii) in the case of a Tranche C Borrowing, a report in the form of and containing the information required by Exhibit C-3, and (iv) in the case of a Tranche D Borrowing, a report in the form of and containing the information required by Exhibit C-4, in each case as delivered to Agent and Lenders pursuant to Section 4.3. The form of each Borrowing Base Addition Report may be modified from time to time by Agent.

          "Borrowing Base Certificate" shall mean a certificate in the form of and containing the information required by Exhibit D, as delivered to Lenders pursuant to Section 4.6. The form of each Borrowing Base Certificate may be modified from time to time by Agent.

          "Borrowing Date" shall mean the Effective Date and any date on which Agent makes a Swing-Line Loan or Lenders make any other Loan at a Borrower's request pursuant to Section 2.2.

          "Borrowing Period" shall mean the period commencing on the Effective Date and ending on the earliest occurrence of (i) an Event of Default, (ii) the Maturity Date, or (iii) the date, if any, on which Borrowers terminate the Commitments pursuant to
Section 2.6.

          "Borrowing Request" shall have the meaning given such term in Section 2.2.

          "Cash Collateral Account" shall mean Account No.
0215252162807 maintained in the name(s) of Borrower(s) with Agent at the office of Agent located at 200 South Orange Avenue, Orlando, Florida 32801, into which payments from Approved
Investors and settlement of collections from Mortgage Loans shall be deposited.

          "Certificating Custodian" shall mean any Person acting as a Borrower's "document custodian," "custodian" or "certificating custodian"for purposes of certifying that the documentation relating to Mortgage Loans received by such Person from such Borrower is complete and acceptable under the applicable Investor Commitment for purposes of including such Mortgage Loan in a pool of Mortgage Loans to be sold in bulk to the investor under such Investor Commitment. The Certificating Custodian initially shall be Agent.

          "Change of Control" shall mean the occurrence of any one or more of the following events without the prior written consent of the Required Lenders: (a) Premier Bancshares ceases to own and control one hundred percent (100%) of the outstanding capital stock of Premier Lending, (b) the acquisition by any Person of direct or indirect ownership or control of any voting capital stock of Premier Bancshares, if the acquisition results in such Person's ownership or control of twenty-five percent (25%) or more of the outstanding voting capital stock of Premier Bancshares, or (c) Darrell D. Pittard ceases for any reason to be the Chairman and Chief Executive Officer of Premier Bancshares and Premier Lending or George S. Phelps ceases to be the President of Premier Lending, each with substantially the same responsibilities and job functions as he has as of the date hereof, unless such officer is replaced within sixty (60) days by a new officer acceptable to, and approved in writing by, the Required Lenders, in their discretion; provided, however, Premier Bancshares' pending mergers with The Bank Holding Company and Button Gwinnett Financial Corporation shall not be considered a Change of Control so long as Premier Bancshares is the surviving entity.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations issued thereunder as from time to time in effect.

          "Collateral" shall mean the Warehouse Collateral and/or, if applicable, the Pledged Stock Collateral.

          "Collateral Payments" shall mean all payments and other sums due or to become due with respect to any Warehouse
Collateral.

          "Collateral Value of the Borrowing Base" shall mean, at any time, the sum of the Collateral Value of the Tranche A
Borrowing Base, the Collateral Value of the Tranche B Borrowing
Base, the Collateral Value of the Tranche C Borrowing Base and the Collateral Value of the Tranche D Borrowing Base.

          "Collateral Value of the Tranche A Borrowing Base" shall mean, at any time, the aggregate collateral value of all Eligible Conforming Mortgage Loans then included in the Tranche A Borrowing Base minus the aggregate amount of outstanding drafts payable relating to the origination or acquisition of such Eligible Conforming Mortgage Loans. The collateral value of each such Eligible Conforming Mortgage Loan shall be an amount equal to the applicable Advance Rate Amount.

          "Collateral Value of the Tranche B Borrowing Base" shall mean, at any time, the aggregate collateral value of all Eligible Wet Mortgage Loans then included in the Tranche B Borrowing Base minus the aggregate amount of outstanding drafts payable relating to the origination or acquisition of such Eligible Wet Mortgage Loans. The collateral value of each such Eligible Wet Mortgage Loan shall be an amount equal to the applicable Advance Rate Amount.

          "Collateral Value of the Tranche C Borrowing Base" shall mean, at any time, the aggregate collateral value of all Eligible Non-Conforming Mortgage Loans then included in the Tranche C Borrowing Base minus the aggregate amount of outstanding drafts payable relating to the origination or acquisition of such Eligible Non-Conforming Mortgage Loans. The collateral value of each such Eligible Non-Conforming Mortgage Loan shall be an amount equal to the applicable Advance Rate Amount.

          "Collateral Value of the Tranche D Borrowing Base" shall mean, at any time, the aggregate collateral value of all Eligible Gestation Mortgage Loans included in the Tranche D Borrowing Base. The collateral value of each such Eligible Gestation Mortgage Loan shall be an amount equal to the applicable Advance Rate Amount.

          "Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Loans hereunder pursuant to
Section 2.1 as set forth on Schedule 1, as the same may be reduced pursuant to Section 10.6(c).

          "Commitment Percentage" shall mean, at any time for any Lender, the proportion - stated as a percentage - that its Commitment bears to the total Commitments as set forth on
Schedule 1.

          "Conforming Mortgage Loan" shall mean a Mortgage Loan underwritten in conformity with the underwriting standards of FNMA or FHLMC in effect at the time of such underwriting and that is otherwise eligible for inclusion in a pool supporting a FHLMC or FNMA Mortgage-Backed Security.

          "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          "Controlled Disbursement Account" shall mean Account No. 6990215560711 maintained in the name(s) of Borrower(s) with Agent at the office of Agent located at 200 South Orange Avenue, Orlando, Florida 32801, into which funds transferred from the Master Account shall be deposited and disbursed for the funding of Mortgage Loans pledged or to be pledged to Lenders hereunder.

          "Conventional Mortgage Loan" shall mean a Mortgage Loan that is not insured or guaranteed by the federal government.

          "Default Rate" shall mean the highest rate of interest permitted by the laws of the State of Florida from time to time.

          "Defaulting Lender" shall have the meaning given such term in Section 2.3(b).

          "Effective Date" shall have the meaning given such term in Section 10.10.

          "Eligible Conforming Mortgage Loan" shall mean a
Mortgage Loan with respect to which each of the following statements is true and correct:

          (a)  such Mortgage Loan is an Eligible Mortgage Loan;

          (b) such Mortgage Loan is insured by the FHA or guaranteed by the VA (or there exists a binding commitment to issue such insurance or guaranty subject to the satisfaction of customary conditions), and/or fully conforms to all underwriting and other requirements of FNMA or FHLMC; provided, however, if the initial principal amount of such Mortgage Loan is greater than the then applicable principal amount loan limit of Mortgage Loans conforming to the underwriting and other requirements of FNMA or FHLMC, such Mortgage Loan nevertheless will be deemed to be an Eligible Conforming Mortgage Loan if it is covered by an Investor Commitment and the initial principal amount thereof, if underwritten by a Borrower, does not exceed $650,000.00 or, if the initial principal amount thereof exceeds $650,000.00, such Mortgage Loan has been underwritten and approved by the Approved Investor under such Investor Commitment.

          (c) such Mortgage Loan is covered by an Investor Commitment that is in full force and effect and pledged to Agent for the benefit of Lenders hereunder, and the applicable Borrower and such Mortgage Loan are in full compliance therewith; and

          (d)  such Mortgage Loan is not an Eligible Gestation
Mortgage Loan.

          "Eligible Gestation Mortgage Loan" shall mean a
Mortgage Loan with respect to which each of the following statements is true and correct:

          (a) such Mortgage Loan meets all of the requirements in the definition of Eligible Conforming Mortgage Loan (except the requirement set forth in paragraph (d) of such definition) and was included in the Tranche A Borrowing Base as an Eligible Conforming Mortgage Loan immediately prior to its inclusion in the Tranche D Borrowing Base; and

          (b) the Certificating Custodian has initially certified that all documentation relating to such Mortgage Loan received by the Certificating Custodian from the applicable Borrower (or Agent) is complete and acceptable under the applicable Investor Commitment for purposes of including such Mortgage Loan in a pool of Mortgage Loans to be purchased in bulk by the investor under such Investor Commitment; provided that if such Mortgage Loan is returned to Agent after the date of such initial certification but before the bulk sale of such Mortgage Loan because of a determination that such Mortgage Loan may not be included in such pool under such Investor Commitment, such Mortgage Loan shall be deemed an Eligible Conforming Mortgage Loan if such Mortgage Loan meets all of the requirements set forth in the definition of Eligible Conforming Mortgage Loan.

          "Eligible Mortgage Loan" shall mean a Mortgage Loan owned by a Borrower conforming to the requirements of one Type of Mortgage Loan with respect to which each of the following statements is true and correct:

          (a) such Mortgage Loan is a binding and valid obligation of the Obligor thereon, is in full force and effect and is enforceable in accordance with its terms;
          (b) such Mortgage Loan is secured by a first priority mortgage (or deed of trust) on the Property encumbered thereby;

          (c) such Mortgage Loan is genuine, in all respects, as appearing on its face or as represented in the books and records of the applicable Borrower, and all information set forth therein is true and correct;

          (d) such Mortgage Loan is free of any material default (other than as permitted in subsection (e) below) of any party thereto (including the applicable Borrower), counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all rights thereof, whether by operation of law or otherwise;

          (e) no payment under such Mortgage Loan is more than thirty (30) days past due the payment due date set forth in the underlying promissory note and mortgage (or deed of trust);

          (f) such Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein;

          (g) such Mortgage Loan is in all respects as required by and in accordance with all applicable laws and regulations governing the same, including the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions; and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with such Mortgage Loan have been given and performed as required;

          (h) all advance payments and other deposits on such Mortgage Loan have been paid in cash, and no part of such sums has been loaned, directly or indirectly, by the applicable
Borrower to the Obligor thereon;

          (i) at all times such Mortgage Loan will be free and clear of all liens, encumbrances, charges, rights and interests of any kind (other than Investor Commitments), except in favor of Lenders hereunder;

          (j) the Property encumbered by such Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended insurance coverage (including flood plain insurance if such Property is located in a federally designated flood plain) in accordance with the provisions of such Mortgage Loan with the applicable Borrower named as a loss payee thereon;

          (k) the Property encumbered by such Mortgage Loan is free and clear of all Liens except Liens in favor of the applicable Borrower, which has assigned any and all such Liens to Lenders hereunder, subject only to (i) Liens junior in priority to the Lien of the applicable Borrower; (ii) the Lien of real property taxes and assessments not yet due and payable; (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, as of the date of recording, being acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of the Mortgage Loan and (A) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (B) that do not materially adversely affect the appraised value of such Property as set forth in such appraisal; and (iv) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the Mortgage Loan or the use, enjoyment, value or marketability of the related Property;

          (1) if the promissory note for such Mortgage Loan (or any other documentation relating thereto) has been withdrawn from the possession of Agent on terms and subject to conditions set forth in Section 4.5 hereof, (i) such note or other documentation has been released to the applicable Borrower for purposes of correcting clerical or other non-substantive documentation problems pursuant to a trust receipt as permitted under Section 4.5(a) hereof, such release has occurred within the immediately preceding ten (10) days and the collateral value of the Mortgage Loan for which such note or other documentation has been released, when added to the collateral value of other Mortgage Loans included in any of the Borrowing Bases for which notes or other documentation have been similarly released to either Borrower, does not exceed $3,000,000.00; or (ii) the promissory note and any related documentation for such Mortgage Loan has been shipped by Agent directly to an Approved Investor for purchase, as permitted under Section 4.5(b) hereof, such shipment has occurred within the immediately preceding (x) ninety (90) days in the case of the shipment of Mortgage Loans to an Approved Investor if such Approved Investor is a housing authority constituting a Governmental Authority, and (y) forty-five (45) days in all other cases, and, in the case of clause (x), the collateral value of such Mortgage Loan, when added to the collateral value of other Mortgage Loans included in any of the Borrowing Bases for which notes or other documents have been similarly shipped does not exceed $10,000,000.00;

          (m) with respect to Conventional Mortgage Loans, in the event the Loan-to-Value Ratio of such Mortgage Loan exceeds eighty percent (80%), such Mortgage Loan is the subject of a private mortgage insurance policy issued in favor of the applicable Borrower by an insurer approved by FNMA, FHLMC, or the Approved Investor issuing the Investor Commitment for such Mortgage Loan;

          (n) the date of the promissory note is no earlier than sixty (60) days prior to the date such Mortgage Loan is first included in a Borrowing Base or, if the interest rate applicable to such Mortgage Loan has converted to a fixed rate, the date of such conversion is no earlier than sixty (60) days prior to the date such Mortgage Loan is first included as a fixed rate Mortgage Loan in a Borrowing Base;

          (o) if such Mortgage Loan is FHA insured or VA guaranteed, such insurance or guaranty is in full force and effect (or there exists a binding commitment to issue such insurance or guaranty subject to the satisfaction of customary conditions);

          (p) if such Mortgage Loan is included in a Borrowing Base other than the Tranche D Borrowing Base, such Mortgage Loan has not been included in such Borrowing Base for a period of time in excess of ninety (90) days from the date such Mortgage Loan was first included in such Borrowing Base, and if such Mortgage Loan is included in the Tranche D Borrowing Base, such Mortgage Loan has not been included in the Tranche D Borrowing Base (as an unpooled Mortgage Loan) for a period of time in excess of forty-five (45) days from the time such Mortgage Loan was first included in any Borrowing Base;

          (q) (i) if such Mortgage Loan is to be included in a Borrowing Base other than the Tranche D Borrowing Base, (A) the applicable Borrower has delivered (or caused to be delivered) a Borrowing Request in the form of Exhibit B-1, accompanied by those documents described on Exhibit E to this Agreement for such Mortgage Loan to Agent prior to the inclusion of such Mortgage Loan in such Borrowing Base or (B) if such documents have not been delivered to Agent, (1) Agent has received a Borrowing Request in the form of Exhibit B-2 relating to such Mortgage Loan on or prior to the date such Mortgage Loan is first included in the Tranche B Borrowing Base, and (2) such documents described on Exhibit E are received by Agent within five (5) Banking Days after such Mortgage Loan is first included in the Tranche B Borrowing Base; (ii) if such Mortgage Loan is to be included in the Tranche D Borrowing Base, the applicable Borrower has delivered (or caused to be delivered), prior to the inclusion of such Mortgage Loan in the Tranche D Borrowing Base to the Certificating Custodian, the documentation for such Mortgage Loan that the Certificating Custodian is required under the applicable Investor Commitment to examine, for completeness and acceptability, for purposes of initially determining the suitability of such Mortgage Loan for inclusion in the pool of Mortgage Loans to be sold in bulk to the investor under such Investor Commitment, in each case completed and duly executed by the Certificating Custodian on or prior to the date such Mortgage Loan is to be included in the Tranche D Borrowing Base; (iii) the applicable Borrower holds in trust for Lenders those items described in Exhibit E; and (iv) there has been delivered to Agent, if Agent has so requested in writing, the additional items described on Exhibit F; and

          (r) except for the existence of a commitment to sell such Mortgage Loan on a servicing-released basis, such Mortgage Loan is not subject to any servicing arrangement with any Person other than the applicable Borrower nor are any servicing rights relating to such Mortgage Loan subject to any lien, claim, interest or negative pledge in favor of any Person other than as permitted hereunder.

          "Eligible Non-Conforming Mortgage Loan" shall mean a
Mortgage Loan with respect to which each of the following statements is true and correct:

          (a) such Mortgage Loan is an Eligible Mortgage Loan, except that if such Mortgage Loan otherwise meets the requirements of an Eligible Mortgage Loan, such Mortgage Loan may be secured by a second priority mortgage (or deed of trust) on the Property encumbered thereby;

          (b) such Mortgage Loan conforms to the credit quality guidelines utilized by Fitch IBCA as set forth in Exhibit N and otherwise conforms to all underwriting and other requirements of one of the Approved Investors other than FNMA or FHLMC, which underwriting and other requirements are customary in the mortgage banking industry and have been approved by Agent in writing, except that "D" Mortgage Loans shall be ineligible;

          (c) such Mortgage Loan, if sold in a Whole Loan Sale, is covered by a Investor Commitment that is in full force and effect and pledged to Agent for the benefit of Lenders hereunder and the applicable Borrower and such Mortgage Loan are in full compliance therewith or, if sold in a bulk sale, is underwritten in conformance with one of the Approved Investors' guidelines for purchase;

          (d) the initial principal amount of such Mortgage Loan, if underwritten by a Borrower, does not exceed $300,000.00 or, if the initial principal amount thereof exceeds $300,000.00, such Mortgage Loan has been underwritten and approved by the investor under such Investor Commitment; and

          (e) with respect to any Eligible Non-Conforming Mortgage Loan which fails to conform to one or more of the Agency Guides in respect of principal amount, the collateral value of such Mortgage Loan, which when added to the collateral value of all such other Eligible Non-Conforming Mortgage Loans which fail to conform to one or more of the Agency Guides in respect of principal amount included in the Tranche C Borrowing Base, exceeds $20,000,000.00, such Eligible Non-Conforming Mortgage Loan shall be deemed to have no collateral value for purposes of computing the Collateral Value of the Tranche C Borrowing Base.

          "Eligible Wet Mortgage Loan" shall mean Eligible
Mortgage Loans described in clause (i)(B) of paragraph (q) of the definition thereof.

          "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as the same may from time to time be supplemented or amended, and the rules and regulations issued thereunder as from time to time in effect.

          "ERISA Affiliate" shall mean each trade or business, including each Borrower, whether or not incorporated, that together with a Borrower would be treated as a single employer under section 4001 of ERISA.

          "Event of Default" shall have the meaning given such term in Article VIII.

          "Fair Market Value" shall mean at any date with respect to any Eligible Mortgage Loan, the product obtained by multiplying (a) the market price (expressed as a percentage) for thirty (30) day mandatory future delivery of such Eligible Mortgage Loan reported on Knight-Ridder or, if not so reported, the bid price (expressed as a percentage) quoted in writing to Agent as of the computation date by any two nationally recognized dealers selected by Agent who at the time are making a market in similar Mortgage Loans, by (b) the outstanding principal balance of such Mortgage Loan.

          "FDIC" shall mean the Federal Deposit Insurance
Corporation and any successor thereto.

          "Fed Funds Loan" shall mean any Loan bearing interest at the Fed Funds Rate.

          "Fed Funds Rate" shall mean the fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Banking Day, for the next preceding Banking
Day) by the Federal Reserve Bank of Atlanta, or, if such rate is not so published for any day which is a Banking Day, the average of the quotations for such day on such transactions received by Agent from three (3) Federal funds brokers of recognized standing selected by Agent, adjusted daily with each change in the Fed Funds Rate.

          "Fees" shall mean all fees payable by Borrowers to Agent and Lenders pursuant to Section 2.9 or otherwise.

          "FHA" shall mean the Federal Housing Administration and any successor thereto.

          "FHLMC" shall mean the Federal Home Loan Mortgage
Corporation and any successor thereto.

          "FHLMC Guide" shall mean the "Sellers' & Servicers'
Guide" published by FHLMC, as amended, modified, supplemented or restated from time to time.

          "FNMA" shall mean the Federal National Mortgage
Association and any successor thereto.

          "FNMA Guide" shall mean, collectively, the "Selling
Guide" and the "Servicing Guide" published by FNMA, as amended, modified, supplemented or restated from time to time.

          "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

          "GNMA" shall mean the Government National Mortgage
Association and any successor thereto.

          "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "HUD" shall mean the Department of Housing and Urban
Development and any successor thereto.

          "Interest Rate Selection Date" shall mean the first
Banking Day of each calendar month during the Borrowing Period.

          "Interim Default Rate" shall mean the Prime Rate plus
300 basis points.

          "Investor Commitment" shall mean, with respect to any specified aggregate amount of Mortgage Loans owned by a Borrower and of the type specified in the commitment, a bona fide current, unfilled and unexpired commitment of an Approved Investor, issued in favor of and owned by such Borrower, under which such Approved Investor agrees to purchase such specified aggregate amount of Mortgage Loans at a specified price, which commitment is not subject to any term or condition that is not customary in commitments of like nature or that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

          "Lenders" shall mean the financial institutions named on Schedule 1 attached hereto from time to time and, subject to this Agreement, their respective successors and permitted assigns.

          "LIBOR Loan" shall mean any Loan bearing interest at the LIBOR Rate.

          "LIBOR Rate" shall mean the 30-day LIBOR Rate as published in The Wall Street Journal or reported on Knight-Ridder on the first day of each such interest period, or if such day is not a Banking Day, on the next preceding Banking Day (or if such rate is not so published or reported, as quoted by Agent from time to time), adjusted daily with each change in the 30-day LIBOR Rate.

          "Lien" shall mean any security interest, mortgage, pledge, lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "Loan Documents" shall mean this Agreement, the Notes, the Pledge Agreement (if applicable), and any other document, instrument or agreement executed by a Borrower in connection herewith or therewith, as any of the same may be amended, modified, supplemented or restated from time to time.

          "Loan-to-Value Ratio" shall mean, with respect to any Mortgage Loan, the ratio of the principal amount of such Mortgage Loan outstanding at the origination thereof divided by the appraised value of the Property encumbered thereby (as set forth in the appraisal delivered in connection with the origination of such Mortgage Loan).

          "Loans" shall mean the Warehouse Loans and/or the Swing-
Line Loans.

          "Margin Stock" shall have the meaning given such term in Regulation U of the Board.

          "Master Account" shall mean Account No. 0215252162793 maintained in the name(s) of Borrowers with Agent at the office of Agent located at 200 South Orange Avenue, Orlando, Florida 32801, into which the proceeds of Loans may be deposited upon disbursement by Agent on behalf of Lenders.

          "Material Amount" shall mean, with regard to a Borrower, ten percent (10%) of such Borrower's Net Worth or more
(as set forth in the most recent quarterly balance sheet of such Borrower delivered to Lenders pursuant to Section 6.1 (a)(ii)).

          "Maturity Date" shall mean March 31, 1999; provided that upon the written request of Borrowers to Agent, Lenders may elect to extend the Maturity Date on such terms and conditions as they deem appropriate in their sole discretion.

          "Maximum Rate" shall mean the maximum non-usurious rate of interest that, under applicable law, the applicable Lender is permitted to contract for, charge, take, reserve, or receive on its portion of the Obligations.

          "Mortgage-Backed Security" shall mean (a) a security (including a participation certificate) guaranteed by GNMA that represents interests in a pool of Mortgage Loans (which Mortgage Loans were included at any time in a Borrowing Base hereunder), or (b) a security (including a participation certificate) issued by FNMA or FHLMC that represents interests in such a pool.

          "Mortgage Loan" shall mean a one-to-four family, residential real estate secured loan, including: (a) a promissory note and related mortgage (or deed of trust or deed to secure debt) and/or security agreements; (b) all guaranties and insurance policies, including all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of a Borrower to return premiums or payments with respect thereto; and (c) all right, title and interest of the holder of the Mortgage Loan in the Property encumbered by such mortgage (or deed of trust or deed to secure debt).

          "Multiemployer Plan" shall mean a plan described in
section 4001 (a)(3) of ERISA to which a Borrower or any ERISA
Affiliate is required to contribute on behalf of any of its employees.

          "Net Income" shall mean, for any period, the aggregate of the net income of the applicable Borrower before interest expense and income taxes, as determined in accordance with GAAP.

          "Net Worth" shall mean, at any date, the stockholders equity of the applicable Borrower.

          "Note" shall have the meaning given such term in
Section 2.4.

          "Obligations" shall mean any and all debts, obligations and liabilities of Borrowers to Lenders or Agent (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), under or arising out of the Loan Documents.

          "Obligor" shall mean the Person or Persons obligated to pay the indebtedness that is the subject of a Mortgage Loan, including any guarantor of such indebtedness.

          "Payment Office" shall mean Agent's office located at 200 South Orange Avenue, 6th Floor - SOAB, MC#0-0262, Orlando, Florida 32801, or such other office as Agent shall specify to Borrowers and Lenders in writing in accordance with Section 10.1.

          "PBGC" shall mean the Pension Benefit Guaranty
Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

          "Person" shall mean any corporation, natural person, firm, joint venture, partnership, limited liability company, trust, unincorporated organization, government or any political subdivision, department, agency or instrumentality of any government.

          "Plan" shall mean any plan (other than a Multiemployer
Plan) subject to Title IV of ERISA maintained for employees of a Borrower or any ERISA Affiliate (and any such plan no longer maintained by a Borrower or any of its ERISA Affiliates to which such Borrower or any of its ERISA Affiliates has made or was required to make any contributions during the five years preceding the date on which such plan ceased to be maintained).

          "Potential Default" shall mean an event that with the lapse of time or the giving of notice, or both, would, unless cured or waived, constitute an Event of Default.

          "Pledge Agreement" shall mean, if applicable as set forth in Section 4.14, the Pledge Agreement executed by Premier Bancshares in favor of Lenders, or Agent on behalf of Lenders, in form acceptable to such Lenders and Agent, as amended, modified, supplemented or restated from time to time.

          "Pledged Stock Collateral" shall mean, if applicable, the "Collateral" as described in the Pledge Agreement.

          "Pledged Stock Collateral Agent" shall mean, if applicable, Agent or any successor designated as the "Collateral
Agent" under the Pledge Agreement.

          "Premier Bancshares" shall mean Premier Bancshares,
Inc., a Georgia corporation, and its successors and permitted assigns.

          "Premier Bank" shall mean Premier Bank, a Georgia state bank, and its successors and permitted assigns.

          "Premier Lending" shall mean Premier Lending
Corporation, a Georgia corporation, and its successors and permitted assigns.

          "Prime Rate" shall mean the rate per annum announced by SunTrust Banks of Florida, Inc. from time to time as its Prime Rate (which interest rate is only a benchmark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of any subsidiary bank of SunTrust Banks of Florida, Inc.).

          "Proceeds" shall mean whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment, including return premiums, with respect to any insurance relating thereto.

          "Prohibited Transaction" shall mean any transaction described in section 406 of ERISA that is not exempt by reason of section 408 of ERISA or the transitional rules set forth in
section 414(c) of ERISA and any transaction described in section 4975(c)(1) of the Code that is not exempt by reason of section 4975(c)(2) or section 4975(d) of the Code, or the transitional rules of section 2003(c) of ERISA.

          "Property" shall mean the real property, including the improvements thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

          "Regulation D" shall mean Regulation D of the Board as from time to time in effect, and any other regulation hereafter promulgated by the Board to replace the prior Regulation D and having substantially the same function.

          "Reportable Event" shall mean any of the events set forth in section 4043(b) of ERISA or the regulations thereunder, a withdrawal from a Plan described in section 4063 of ERISA, a cessation of operations described in section 4068(f) of ERISA, an amendment to a Plan necessitating the posting of security under section 401(a)(29) of the Code, or a failure to make a payment required by section 412(m) of the Code and section 302(e) of ERISA when due.

          "Required Lenders" shall mean, at any time, Lenders holding at least sixty-six and two-thirds percent (66.66%) of the then aggregate unpaid principal amount of all Loans, other than Swing-Line Loans or, if no Loans, other than Swing-Line Loans, are then outstanding, Lenders having at least sixty-six and two-thirds percent (66.66%) of the Commitments.

          "Requirements of Law" shall mean as to any Person the Articles or Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Swing-Line Borrowing" shall mean a borrowing, pursuant to a Borrowing Request, of a Swing-Line Loan made by Agent.

          "Swing-Line Loan" shall mean a loan made by Agent pursuant to Section 2.1(e) for the purposes set forth in Section
5.9.

          "Swing-Line Limit" shall mean the amount of
$30,000,000.00

          "Subsidiary" shall mean with respect to any Person (herein referred to as the "parent"), any corporation, association or other business entity of which more than fifty percent (50%) of the securities or other ownership interests having ordinary voting power is, or with respect to which rights to control management (pursuant to any contract or other agreement or otherwise) are, at the time as of which any determination is being made, owned, controlled or held by the parent or one or more subsidiaries of the parent.

          "Taxes" shall have the meaning given such term in
Section 2.12(a).

          "Tranche A Borrowing" shall mean a borrowing pursuant to a Borrowing Request consisting of Tranche A Loans made concurrently by all of the Lenders.

          "Tranche A Borrowing Base" shall mean, at any time, all Eligible Conforming Mortgage Loans delivered to and held by Agent hereunder as collateral security for the Obligations.

          "Tranche A Loan" shall mean a loan made by a Lender pursuant to Section 2.1 (a) for the purposes set forth in Section
5.9.

          "Tranche A Mortgage Loans" shall mean Eligible
Conforming Mortgage Loans funded by Lenders under Tranche A
Borrowings.

          "Tranche A Sublimit" shall mean $90,000,000.00.

          "Tranche B Borrowing" shall mean a borrowing pursuant to a Borrowing Request consisting of Tranche B Loans made concurrently by all of the Lenders.

          "Tranche B Borrowing Base" shall mean, at any time, all Eligible Wet Mortgage Loans delivered to and held by Agent hereunder as collateral security for the Obligations.

          "Tranche B Loan" shall mean a loan made by a Lender pursuant to Section 2.1 (b) for the purposes set forth in Section
5.9.

          "Tranche B Mortgage Loans" shall mean Eligible Wet
Mortgage Loans funded by Lenders under Tranche B Borrowings.

          "Tranche B Sublimit" shall mean an amount equal to ten percent (10%) of the total Commitments.

          "Tranche C Borrowing" shall mean a borrowing pursuant to a Borrowing Request consisting of Tranche C Loans made concurrently by all of the Lenders.

          "Tranche C Borrowing Base" shall mean, at any time, all Eligible Non-Conforming Mortgage Loans delivered to and held by Agent hereunder as collateral security for the Obligations.

          "Tranche C Loan" shall mean a loan made by a Lender pursuant to Section 2.1 (c) for the purposes set forth in Section
5.9.

          "Tranche C Mortgage Loans" shall mean Eligible Non-
Conforming Mortgage Loans funded by Lenders under Tranche C
Borrowings.

          "Tranche C Sublimit" shall mean $20,000,000.00.

          "Tranche D Borrowing" shall mean a borrowing pursuant to a Borrowing Request consisting of Tranche D Loans made concurrently by all of the Lenders.

          "Tranche D Borrowing Base" shall mean, at any time, all Eligible Gestation Mortgage Loans delivered to and held by Agent hereunder as collateral security for the Obligations.

          "Tranche D Loan" shall mean a loan made by a Lender pursuant to Section 2.1 (d) for the purposes set forth in Section
5.9.

          "Tranche D Mortgage Loans" shall mean Eligible
Gestation Mortgage Loans funded by Lenders under Tranche D
Borrowings.

          "Tranche D Sublimit" shall mean an amount equal to seventy percent (70%) of the total Commitments.

          "Type" shall mean (a) when used in respect of any Mortgage Loan, an Eligible Conforming Mortgage Loan, an Eligible Gestation Mortgage Loan, an Eligible Non-Conforming Mortgage Loan or an Eligible Wet Mortgage Loan and (b) when used in respect of any Loan, a Tranche A Loan, a Tranche B Loan, a Tranche C Loan, a Tranche D Loan or a Swing-Line Loan.

          "VA" shall mean the Veterans Administration and any successor thereto.

          "Warehouse Borrowing" shall mean a borrowing, pursuant to a Borrowing Request, consisting of Tranche A Loans, Tranche B
Loans, Tranche C Loans, and/or Tranche D Loans, in each case made concurrently by all Lenders.

          "Warehouse Collateral" shall mean the "Collateral" as defined in Section 4.2.

          "Warehouse Collateral Agent" shall mean the Agent or any successor designated as the "Collateral Agent" hereunder.

          "Warehouse Loans" shall mean the Tranche A Loans, the
Tranche B Loans, the Tranche C Loan, and/or the Tranche D Loans.

          "Warehouse Period" shall mean, for any Mortgage Loan, the period commencing on the Borrowing Date for such Mortgage Loan and ending on the first to occur of: (i) ninety (90) days after such Borrowing Date (forty-five (45) days in the case of Tranche D Borrowings); (ii) expiration of the Investor Commitment for such Mortgage Loan; (iii) if applicable, within twenty-one
(21) days after redelivery by Agent to Borrowers of any non-conforming instrument or document for correction unless Borrowers have completed correction thereof and have delivered same to Agent within such 21-day period; or (iv) in the case of any Tranche B Borrowing, five (5) Banking Days after the date of funding such Borrowing unless the Collateral Documents with regard to such Borrowing have been delivered to and accepted by Agent.

          "Whole Loan Sale" shall mean the nonrecourse sale of a Mortgage Loan to an Approved Investor by a Borrower.

          "Wholly-Owned Subsidiary" shall mean any Subsidiary, all of the stock or ownership interest of every class of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by a Borrower either directly or through Wholly-Owned Subsidiaries.

Section 1.2    Terms Generally.

          The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined.
Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Attachments shall be deemed references to Articles and Sections of, and Exhibits and Attachments to, this Agreement or to an Exhibit to this Agreement unless the context shall otherwise require. Except as otherwise provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, for purposes of determining compliance with any covenant set forth in Article VI, such term shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the financial statements referred to in Section 5.4(a).


                           ARTICLE II
                   AMOUNTS AND TERMS OF LOANS

Section 1.3    Commitments and Borrowing Base.

          (a) Tranche A Loans. Subject to and upon the terms and conditions herein set forth, each Lender agrees, severally and not jointly, at any time and from time to time during the Borrowing Period, to make Tranche A Loans to Borrowers in an aggregate principal amount which, (i) when added to the aggregate principal amount of all other Tranche A Loans made by such Lender does not exceed such Lender's Commitment Percentage of the Tranche A Sublimit, or (ii) when added to the aggregate principal amount of all other then outstanding Loans made by such Lender to Borrowers does not exceed such Lender's Commitment; provided that the aggregate principal amount of Tranche A Loans of all of the Lenders outstanding at any time shall not exceed the lesser of: (i) the Tranche A Sublimit and (ii) the then current Collateral Value of the Tranche A Borrowing Base. Each Tranche A Borrowing shall be made ratably by Lenders in accordance with each Lender's respective Commitment Percentage. Within the foregoing limits and subject to the conditions set forth in
Article III, a Borrower may borrow and reborrow Tranche A Loans under Section 2.2 and prepay Tranche A Loans under Section 2.8.

          (b) Tranche B Loans. Subject to and upon the terms and conditions herein set forth, each Lender agrees, severally and not jointly, at any time and from time to time during the Borrowing Period, to make Tranche B Loans to Borrowers in an aggregate principal amount which, (i) when added to the aggregate principal amount of all other Tranche B Loans made by such Lender does not exceed such Lender's Commitment Percentage of the Tranche B Sublimit, or (ii) when added to the aggregate principal amount of all other then outstanding Loans made by such Lender to Borrowers does not exceed such Lender's Commitment; provided that the aggregate principal amount of Tranche B Loans of all of the Lenders outstanding at any time shall not exceed the lesser of
(i) the Tranche B Sublimit and (ii) the then current Collateral Value of the Tranche B Borrowing Base. Each Tranche B Borrowing shall be made ratably by Lenders in accordance with each Lender's respective Commitment Percentage. Within the foregoing limits and subject to the conditions set forth in Article III, Borrowers may borrow and reborrow Tranche B Loans under Section 2.2 and prepay Tranche B Loans under Section 2.8.

          (c) Tranche C Loans. Subject to and upon the terms and conditions herein set forth, each Lender agrees, severally and not jointly, at any time and from time to time during the Borrowing Period, to make Tranche C Loans to Borrowers in an aggregate principal amount which, (i) when added to the aggregate principal amount of all other Tranche C Loans made by such Lender does not exceed such Lender's Commitment Percentage of the Tranche C Sublimit, or (ii) when added to the aggregate principal amount of all other then outstanding Loans made by such Lender to Borrowers does not exceed such Lender's Commitment; provided that the aggregate principal amount of Tranche C Loans of all of the Lenders outstanding at any time shall not exceed the lesser of: (i) the Tranche C Sublimit and (ii) the then current Collateral Value of the Tranche C Borrowing Base. Each Tranche C Borrowing shall be made ratably by Lenders in accordance with each Lender's respective Commitment Percentage. Within the foregoing limits and subject to the conditions set forth in
Article III, Borrowers may borrow and reborrow Tranche C Loans under Section 2.2 and prepay Tranche C Loans under Section 2.8.

          (d) Tranche D Loans. Subject to and upon the terms the conditions herein set forth, each Lender agrees, severally and not jointly, at any time and from time to time during the Borrowing Period, to make Tranche D Loans to Borrowers in an aggregate principal amount which, (i) when added to the aggregate principal amount of all other Tranche D Loans made by such Lender does not exceed such Lender's Commitment Percentage of the Tranche D Sublimit, or (ii) when added to the aggregate principal amount of all other then outstanding Loans made by such Lender to Borrowers does not exceed such Lender's Commitment; provided that the aggregate principal amount of Tranche D Loans of all of the Lenders outstanding at any time shall not exceed the lesser of: (i) the Tranche D Sublimit and (ii) the then current Collateral Value of the Tranche D Borrowing Base. Each Tranche D Borrowing shall be made ratably by Lenders in accordance with each Lender's respective Commitment Percentage. Within the foregoing limits and subject to the conditions set forth in
Article III, Borrowers may borrow and reborrow Tranche D Loans under Section 2.2 and prepay Tranche D Loans under Section 2.8.

          (e)  Swing-Line Loans.   Subject to and upon the terms
and conditions herein set forth, Agent may, in its sole discretion, at any time and from time to time from the Effective Date up to but excluding the date upon which the Commitments are terminated, make Swing-Line Loans to the Borrowers in an aggregate principal amount at any time outstanding which, when added to the aggregate outstanding Swing-Line Loans made by Agent to Borrowers, does not exceed $30,000,000.00; provided that the aggregate principal amount of Swing-Line Loans outstanding at any time shall not exceed the limitations set forth in Section 2.1(f). Within the foregoing limits and subject to the conditions set forth in Article III, Borrowers may borrow and reborrow Swing-Line Loans under Section 2.2 and prepay such Loans under Section 2.8.

          (f) Limitation on Aggregate Warehouse Loans and Swing-Line Loans. Notwithstanding anything contained herein, the aggregate principal amount of Warehouse Loans and Swing-Line Loans of all of the Lenders and Agent at any time outstanding shall not exceed the lesser of (i) the sum of the Commitments of all of the Lenders then in effect and (ii) the Collateral Value of the Borrowing Base.

Section 1.4    Method of Borrowing.

          (a) Whenever a Borrower desires to make a Warehouse Borrowing or Swing-Line Borrowing hereunder, an Authorized Officer shall deliver to Agent written notice of such proposed Borrowing (a "Borrowing Request"), each such notice to be given prior to 12:00 noon (Orlando time) on the date of such proposed Borrowing. A Borrowing Request, among other things, shall specify the name of Borrower, the amount of the Borrowing being requested and the Type of Borrowing; provided, however, subject to Section 2.3(c) and (d), each Borrowing Request, at Agent's election, shall be deemed a request by such Borrower for a Swing-Line Loan, up to the Swing-Line Limit. Each Borrowing Request shall be irrevocable and shall be in the form of Exhibit B-1 (with respect to all Loans other than Loans under Tranche B) or Exhibit B-2 (with respect only to Loans under Tranche B), as the case may be. With regard to each Borrowing, Borrowers shall deliver or cause to be delivered to Agent (i) the applicable Borrowing Base Addition Report, before 10:30 a.m. on the Borrowing Date, and (ii) except as otherwise permitted for Tranche B Borrowings as set forth in subsection (b) below, all of the Collateral Documents required by Exhibit E for any new Collateral added by that Borrowing Base Addition Report.

          (b) A Tranche B Borrowing may be funded before delivery to Agent of all of the Collateral Documents for the Eligible Mortgage Loans supporting that Tranche B Borrowing. The Borrowing Base Addition Report delivered to Agent for a Tranche B Borrowing may be sent to Agent by fax but must identify and describe each Mortgage Loan that supports that Tranche B Borrowing and the amount of the Borrowing Base for Eligible Mortgage Loans applicable to it. By delivering the Borrowing Base Addition Report, Borrowers confirm their grant under this Agreement of a security interest in each Collateral Document included as Collateral in that Borrowing Base Addition Report that is perfected subject to delivery of the related promissory notes for those Mortgage Loans to Agent or its bailee.

          (c) Without in any way limiting a Borrower's obligation to deliver to Agent a copy of any written Borrowing Request, Agent may act without liability upon the basis of any telephonic Borrowing Request believed by Agent in good faith to be from an Authorized Officer prior to receipt of written confirmation. In each such case, each Borrower hereby waives the right to dispute Agent's record of the terms of such telephonic notice. An Authorized Officer shall promptly confirm in writing any Borrowing Request given by telephone.

          (d) On the date of receipt of such Borrowing Request, Agent shall promptly give and, in any event, by 1:00 p.m. (Orlando time), each Lender facsimile notice of each proposed Borrowing, such Lender's proportionate share thereof based on such Lender's Commitment Percentage of such proposed Borrowing and any other matters covered by the Borrowing Request. Agent shall not be required to notify any Lender of a Swing-Line Borrowing.

          (e) The interest rate applicable to each Loan to be made as part of a Borrowing shall be the Fed Funds Rate or the LIBOR Rate as then applicable to Borrowings under that Type of Loan under Section 2.5 hereof.

          (f) By delivering a Borrowing Request to Agent hereunder, each Borrower shall be deemed to have represented and warranted that all of the representations and warranties of Borrowers contained in Article V hereof are true and correct with the same force and effect as if made on the date of such Borrowing Request and that no Potential Default or Event of Default has occurred and is continuing.

          (g) By adding any Mortgage Loan to a Borrowing Base in accordance with subsection (a) above and Section 4.3 hereof, Borrowers shall be deemed to represent and warrant to Agent and Lenders at and as of the date of such addition that with respect to such Mortgage Loan, each of the statements set forth in the definition of Eligible Conforming Mortgage Loan, Eligible Gestation Mortgage Loan, Eligible Non-Conforming Mortgage Loan, or Eligible Wet Mortgage Loan, as the case may be, is true and correct. Unless a Borrower notifies Agent by facsimile to the contrary within one (1) Banking Day after receipt by Borrowers of any Borrowing Base Certificate prepared by Agent, then Borrowers shall be deemed to represent and warrant to Agent and Lenders at and as of the date of such certificate that each of the statements set forth in the definition of Eligible Gestation Mortgage Loan, Eligible Non-Conforming Mortgage Loan, or Eligible Wet Mortgage Loan, as the case may be, with respect to each Mortgage Loan included in the computation of the collateral value of the applicable Borrowing Base set forth in such certificate is true and correct. If any such statement proves to be untrue or incorrect in any respect at any time, then such Mortgage Loan shall be deemed to have no collateral value for the purposes of computing the collateral value of the applicable Borrowing Base, and Borrowers shall promptly so notify Agent by facsimile.

          (h) Agent reserves the right in its discretion to review and reduce the Borrowing Base at any time and/or to require additional Warehouse Collateral or payment by Borrowers to reduce the outstanding principal amount of the Obligations in the event the sale or collateralization of any Mortgage Loan is not consummated on or before of sale recited in the applicable Investor Commitment.

Section 1.5    Disbursement of Funds.

          (a) No later than 2:00 p.m. (Orlando time) on the date of each Borrowing, each Lender shall make available to Agent the full amount of such Lender's Commitment Percentage of such Borrowing, in immediately available funds, by wire transfer of such funds to Agent at the Payment Office in accordance with Agent's wire instructions on Exhibit G; provided; that pursuant to a Borrower's request set forth in a Borrowing Request, Lenders shall apply the proceeds of any Tranche D Borrowing directly to the repayment of outstanding Tranche A Loans, without any exchange of funds. Unless Agent determines that any applicable condition in Article III has not been satisfied and except as set forth in the immediately foregoing proviso, Agent shall make the funds so received from Lenders available to the applicable Borrower by deposit of such funds to the Master Account.

          (b) Unless Agent has been notified by any Lender before 2:00 p.m. (Orlando time) on the date of a proposed Borrowing that such Lender does not intend to make available to Agent on such date such Lender's Commitment Percentage of such Borrowing, Agent may assume that such Lender will make such amount available to Agent on such date and Agent may (but shall not be obligated to) make available to the applicable Borrower a corresponding amount. If such corresponding amount is made available to such Borrower by Agent, but is not in fact made available to Agent by such Lender (a "Defaulting Lender") on such date, Agent shall be entitled to recover such corresponding amount on demand from such Defaulting Lender, together with interest at the overnight Fed Funds Rate for each day until paid. A Defaulting Lender shall be deemed to have assigned to Agent the right to receive any and all payments due to it in respect of the Obligations until the sum of such payments received by Agent is equal to the amount owed to Agent by such Defaulting Lender pursuant to the preceding sentence. The foregoing assignment shall be deemed to be a power coupled with an interest and shall be absolute and irrevocable. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fulfill its obligation to make Loans hereunder or to prejudice any rights that the applicable Borrower, Agent or any Lender may have against any Defaulting Lender hereunder.

          (c) No later than 3:00 pm (Orlando time) on the date of each Swing-Line Borrowing, Agent shall, unless it has elected not to make Swing-Line Loans pursuant to the related Borrowing Request, or unless it determines that any applicable condition in
Article III has not been satisfied, make the full amount of Swing-Line Borrowing available to the applicable Borrower by deposit of such funds to the Master Account.

          (d) No later than 12:00 noon (Orlando time) on Monday of each week (or on the next Banking Day if such Monday is not Banking Day) or, as determined by Agent, on any other Banking Day, Agent shall notify each Lender of the aggregate principal amount of Swing-Line Loans that are outstanding and the amount of Warehouse Loans required to be made by each Lender (including Agent) to refinance such outstanding Swing-Line Loans (which amount shall be equal to each Lender's Commitment Percentage of such outstanding Swing-Line Loans). Interest on the Swing-Line Loans being refinanced shall be payable by Borrowers in accordance with Section 2.5.

          (e) No later than 2:00 pm (Orlando time) on each date that Agent gives notice to Lenders of the refinancing of Swing-Line Loans pursuant to Section 2.3(d), each Lender will make available to Agent the full amount of Lender's Commitment Percentage of the outstanding amount of Swing-Line Loans being refinanced. Each amount made available to Agent pursuant to this
Section 2.3(e) (including Agent's Commitment Percentage of such amount) shall be deemed a Warehouse Loan and shall be allocated to the Type of Loan for which the Swing-Line Loan was previously made. The proceeds of Warehouse Loans pursuant to this Section 2.3(e) shall paid to Agent and applied to the outstanding Swing-Line Loans. Each Borrower authorizes Agent to charge any account maintained by it with Agent in order to immediately pay Agent the amount of such outstanding Swing-Line Loans, to the extent amounts received from Lenders are insufficient to repay in full the outstanding Swing-Line Loans to be refinanced. If any portion of any amount paid to Agent by a Borrower pursuant to this Section 2.3(e) (other than any amounts received by Agent pursuant to the preceding sentence) should be recovered by or on behalf of such Borrower from Agent in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders. Each Lender's obligation to make Warehouse Loans pursuant to this Section 2.3(e) shall be absolute and unconditional and shall not be affected by any circumstance including, but not limited to, (1) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against Agent, any other Lender, either Borrower or any other Person for any reason whatsoever; (2) the occurrence or continuance of a Potential Default or Event of Default; (3) any adverse change in the condition (financial or otherwise) of either Borrower; (4) any breach of this Agreement or any other Loan Document by a Borrower, Agent or any other Lender; or (5) any other circumstance, happening or event whatsoever, whether not similar to any of the foregoing; provided, that in no event shall a Lender be obligated to make Warehouse Loan pursuant to this Section 2.3(e) if after giving effect thereto, the outstanding principal amount of such Lender's Warehouse Loans and its Commitment Percentage of any Swing-Line Loans remaining outstanding would exceed its Commitment. If any Lender fails to make the full amount of its Warehouse Loans available to Agent pursuant to this Section 2.3(e), Agent shall be entitled to recover such corresponding amount on demand from Lender together with interest for each day until paid at the same rate as applicable to the Swing-Line Loans for the first three (3) days and thereafter at the Prime Rate in effect from time to time plus 100 basis points. Such Lender shall be deemed to have assigned to Agent the right to receive any and all payments due to it in respect of the Obligation until the sum of such payments received by Agent is equal to the amount to Agent by such Lender pursuant to the preceding sentence. The foregoing assignment shall be deemed to a power coupled with an interest and shall be absolute and irrevocable.

          (f) No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder, and each Lender shall be obligated to make the Loans on the terms set forth herein, regardless of the failure of any other Lender to fulfill its obligations hereunder. If any Lender fails to make available its Commitment Percentage of any Borrowing (and Agent does not advance such Lender's share to the applicable Borrower pursuant to subsection (b) above), then such Borrower may, subject to all of the terms and conditions set forth in Sections
2.1 and 2.2, make additional Borrowings hereunder to cover the unfunded share of the original Borrowing.

Section 1.6    Notes.

          Borrowers' obligation to pay the principal of and interest on the Loans made by each Lender and Swing-Line Loans made by Agent shall be evidenced by a promissory note (each a "Note" and collectively the "Notes") substantially in the form of Exhibit A, with blanks appropriately completed in conformity therewith and payable to the order of such Lender. Each Lender shall, and is hereby authorized by each Borrower to, endorse on the schedule attached to the Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lenders internal records, an appropriate notation evidencing the date and amount of each Loan of the related Type from such Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan, and applicable interest rates, and other information with respect thereto, and any such recordation shall absent manifest error constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of any Lender to make such a notation or any error therein shall not affect the Obligations of Borrowers, including the Obligation of Borrowers to repay the Loans made by such Lender in accordance with the terms of this Agreement and the Notes.

Section 1.7    Interest.

          (a) Except as otherwise provided in this Agreement, the principal amount of each Borrowing owed to any Lender (including Swing-Line Borrowings owed to Agent) shall bear interest at an annual interest rate equal to the lesser of: (i) the Maximum Rate or (ii) (A) for Tranche A Loans and Tranche B Loans, the Fed Funds Rate or LIBOR Rate plus, in either case, 100 basis points, floating daily, (B) for Tranche C Loans, the Fed Funds Rate or LIBOR Rate plus, in either case, 175 basis points, floating daily, (C) for Tranche D Loans, the Fed Funds Rate or LIBOR Rate plus, in either case, 50 basis points, floating daily, and (D) for Swing-Line Loans, the interest rate applicable to the Type of Mortgage Loans being funded as set forth in clauses (A),
(B) and (C) above of this subsection, in each instance, as selected by Borrowers on a monthly basis in the manner set forth in subsection (b) below.

          (b) Borrowers shall select the interest rate to be applicable to each Type of Loan as set forth in subsection (a) above by giving written notice to Agent on the Effective Date, and thereafter, prior to 12:00 noon (Eastern Time) on each Interest Rate Selection Date of their selection of such interest rate, which selection shall be irrevocable until the next Interest Rate Selection Date. The interest rate so selected with regard to each Type of Loan shall be applicable to all Borrowings under that Type of Loan until the next Interest Rate Selection Date, at which time Borrowers may select a different interest rate in accordance with the foregoing procedure. If Borrowers fail to timely make a selection of the interest rate to be applicable to any Type of Loan in the manner set forth above, the rate last in effect for such Type of Loan shall continue until the next Interest Rate Selection Date. Any change in the interest rate due to a change in the Fed Funds Rate or the LIBOR Rate shall be effective at the beginning of the Banking Day on which any such change is announced.

          (c) Overdue principal and interest in respect of each Loan and all other overdue amounts owing hereunder shall bear interest for each day that such amounts are overdue at a rate per annum equal to the Interim Default Rate; provided, however, if any such amounts are overdue for a period in excess of ten (10) days, Agent, at its option may (or upon direction of the Required Lenders shall) elect, without notice to Borrowers, to have all such overdue amounts bear interest for each day that such amounts are overdue (after as well as before judgment) at a rate per annum equal to the Default Rate.

          (d) Interest on each Loan shall accrue from and including the Borrowing Date thereof to but excluding the date of any repayment thereof and shall be payable (i) on or before the second (2nd) Banking Day after receipt of the billing statement referred to in subsection (e) below, (ii) with respect to any Type of Loan upon any prepayment in full of all of Lenders' or Agent's outstanding Loans of the related Type, (iii) at maturity (whether by acceleration or otherwise) and (iv) after maturity, on demand.

          (e) Agent shall deliver to Borrowers and each Lender an interest billing statement for each month on or before the fifth (5) Banking Day of the next succeeding month, which interest billing statement shall set forth the interest accrued on the Loans for such month; provided that any failure or delay in delivering such interest billing statement or any inaccuracy therein shall not affect the Obligations.

          (f) Notwithstanding anything in this Agreement or in any of the other Loan Documents to the contrary, the sum of all interest and all other amounts deemed interest under Florida or other applicable law which may be collected by Lenders under this Agreement or the Notes shall not exceed the Maximum Rate.
Lenders and Borrowers intend and agree that under no circumstances shall be Borrowers be required to pay interest on the Loans or any other Obligations at a rate in excess of the Maximum Rate, and in the event any such interest is received or charged by any Lender in excess of the Maximum Rate, Borrowers shall be entitled to an immediate refund of any such excess interest by a credit to and payment toward the unpaid balance of the Obligations (such credit to be considered to have been made at the time of the payment of the excess interest) with any excess interest not so credited to be immediately repaid to Borrowers by such Lender.

Section 1.8    Termination or Reduction of Commitments.

          The Commitments shall automatically terminate on the earlier to occur of: (i) the Maturity Date and (ii) the date of any Change of Control, subject to earlier termination as set forth in Section 8.2. The Commitments may not be reduced in part by Borrowers, but may be terminated in their entirety at any time by Borrowers upon at least thirty (30) days' prior irrevocable notice to Agent.

Section 1.9    Mandatory Repayments.

          (a) Borrowers shall repay all outstanding Loans on the earliest to occur of: (i) the Maturity Date, (ii) a Change of Control, and (iii) the date on which Borrowers terminate the Commitments pursuant to Section 2.6.

          (b) Borrowers shall immediately prepay: (i) Tranche A Loans to the extent that the aggregate outstanding principal amount of Tranche A Loans exceeds the Collateral Value of the Tranche A Borrowing Base, (ii) Tranche B Loans to the extent that the aggregate outstanding principal amount of Tranche B Loans exceeds the Collateral Value of the Tranche B Borrowing Base,
(iii) Tranche C Loans to the extent that the aggregate outstanding principal amount of Tranche C Loans exceeds the Collateral Value of the Tranche C Borrowing Base, (iv) Tranche D Loans to the extent that the aggregate outstanding principal amount of Tranche D Loans exceeds the Collateral Value of the Tranche D Borrowing Base, and (v) Swing-Line Loans to the extent that the aggregate principal amount of Warehouse Loans and Swing-Line Loans exceeds the Collateral Value of the Borrowing Base.

          (c) Notwithstanding any other provision of this Agreement, Agent shall not be required to accept or to continue to hold as security for repayment of Borrowings under Section 4.3 any Mortgage Loans which have aged more than the length of the Warehouse Period (provided, however, Mortgage Loans in an aggregate principal amount equal to up to ten percent (10%) of all Borrowings outstanding may remain in the warehouse for up to one hundred twenty (120) days) and Borrowers, upon request of Agent, shall immediately repay to Lenders any Borrowings made with respect to such Mortgage Loans, together with all accrued and unpaid interest thereon. If Agent continues to hold as security for repayment of such Borrowings any Mortgage Loans which have aged more than the Warehouse Period, such Mortgage Loans shall have no value for Borrowing Base Purposes. Mortgage Loans held by Agent for more than sixty (60) days (thirty (30) days in the case of Mortgage Loans funded with Tranche D Borrowings) will be "marked-to-market" or as market conditions dictate.

          (d) Each repayment of Loans of a certain Type under this Section 2.7 shall be allocated among Lenders in accordance with the aggregate outstanding principal amounts of their respective Loans of such Type. Interest shall be payable in accordance with the provisions of Section 2.5.

Section 1.10   Optional Prepayments.

          Borrowers shall have the right at any time and from time to time to prepay outstanding Loans of any Type, in whole upon not less than thirty (30) Days prior written notice to Agent, or in part without prior notice; provided that each partial prepayment of any Loan shall be in an aggregate principal amount of $100,000.00 or any multiple of $50,000.00 in excess thereof. Borrowers shall, at the time of making such prepayment, designate the Type of Loans being prepaid. If Borrowers fail to make such a designation, any funds received as a prepayment pursuant to this Section 2.8 shall be applied first, to Swing-Line Loans then outstanding, and second, to Tranche D Loans, Tranche B Loans, Tranche A Loans, and Tranche C Loans then outstanding (in that order). Each prepayment of Loans of a certain Type under this Section 2.8 shall be allocated among Lenders in accordance with the aggregate outstanding principal amounts of their respective Loans of such Type. All prepayments of Loans under this Section 2.8 shall be without premium or penalty. Interest shall be payable in accordance with the provisions of Section 2.5.

Section 1.11   Fees

          (a) Borrowers agree to pay to Agent for the account of each Lender a facility fee at a rate per annum equal to one-tenth of one percent (0.10%) of the amount of such Lender's Commitment (whether used or unused). Such fees shall be deemed earned in full on the Effective Date and shall be payable in arrears on a quarterly basis on the last Banking Day of each March, June, September and December commencing June 30, 1998, and on the Maturity Date; provided that if the Commitments are terminated at any time prior to the Maturity Date, each remaining unpaid quarterly installment of such fees through the Maturity Date shall be paid in full on the date of such termination.

          (b) Borrowers agree to pay to Agent for the account of each Lender a non-usage fee at a rate per annum equal to one-twentieth of one percent (0.05%) on the unused amount of such Lender's Commitment if the average monthly amount outstanding thereunder does not exceed fifty percent (50%) of the maximum amount of such Lender's Commitment. Such fees, if any, shall be payable in arrears on a quarterly basis on the last Banking Day of each March, June, September and December, commencing June 30, 1998, and on the Maturity Date.

          (c) Borrowers agree to pay to Warehouse Collateral Agent, for its own account, a collateral agent fee in the amount of $5.00 for each Mortgage Loan warehoused by Borrowers with Agent, together with an additional agency fee of $3.00 for each Mortgage Loan funded with Tranche D Borrowings for gestation initial certification, payable monthly in arrears upon receipt by Borrowers of a statement from Agent for such fee based upon the prior month's activity and on the dates separately agreed to by Agent and Borrowers.

          (d) Borrowers agree to pay Agent, for its own account, an agency fee (the "Agency Fee") in the amount and on the dates separately agreed to by Agent and Borrowers.

          (e) The fees set forth in this Section 2.9, once paid, shall not be refundable under any circumstances, except that (i) any Lender that defaults on its obligation to make any Loan pursuant to Section 2.1 when all of the conditions precedent to making such Loan have been satisfied shall refund to Borrowers the portion (based on the number of days in the applicable period) of the facility fee for the related Type of Loan paid to such Lender attributable to the period from the date of such default to the earlier of (x) the date on which such default is cured and (y) the next payment date for the facility fee and (ii) if Agent resigns as Agent hereunder it shall refund to Borrowers the portion (based on the number of days in the applicable period) of any Agency Fee paid to Agent attributable to the period from the date of such resignation to the next payment date for the Agency Fee.

Section 1.12   Payments, Etc.

          (a) Except as otherwise specifically provided herein, all payments by Borrowers under this Agreement shall be made without defense, set-off or counterclaim to Agent not later than 1:00 p.m. (Orlando time) on the date when due, it being expressly agreed and understood that if a payment is received after 1:00 p.m. (Orlando time) by Agent, such payment will be deemed to have been made on the next succeeding Banking Day and interest thereon shall be payable at the then applicable rate during such extension. All payments hereunder shall be made in U.S. Dollars in immediately available funds at the Payment Office. Agent will promptly after receipt of each such payment (and in any event by the close of business on the day on which such funds are received or deemed to have been received) distribute funds in the form received relating to the payment of (i) principal or interest on any Type of Loan to Lenders with Loans of the corresponding Type ratably in accordance with the aggregate principal amount of the Loans of such Type of such Lenders, (ii) Fees with respect to any Type of Commitment ratably to Lenders with Commitments of the corresponding Type and (iii) any other amount payable to any Lender to such Lender.

          (b) Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day that is not a Banking
Day, the due date thereof shall be extended to the next succeeding Banking Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (c) All computations of interest and Fees shall be made on the basis of a year of three hundred and sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. Each determination by Agent of an interest rate or Fee hereunder shall be conclusive and binding absent manifest error.

          (d) Prior to the maturity of the Loans, all amounts received on any day by Agent in respect of principal of the Loans shall be applied by Agent as follows: first, to Agent, for its own account, to repay the outstanding amount of Swing-Line Loans outstanding on such day; second, ratably to Lenders in accordance with the aggregate principal amounts of their respective outstanding Loans, to repay the aggregate principal amount of Loans due and payable on such day pursuant to Section 2.7; third, ratably to Lenders in accordance with the aggregate principal amounts of their respective outstanding Loans, to prepay outstanding Loans being prepaid on such day pursuant to Section 2.8; and fourth the balance, if any, shall (provided that no Event of Default of any type, or Potential Default relating to the nonpayment of an Obligation, has occurred and is continuing) be released by Agent to Borrowers by transfer to the Master Account. If any Event of Default or any such Potential Default has occurred and is continuing, but Agent has not yet accelerated the maturity of the Obligations pursuant to Section 8.2, Agent shall apply all amounts remaining after making the applications required by clauses first, second and third above to the repayment of outstanding Loans.

          (e) Upon the maturity of the Loans (whether upon acceleration or otherwise), all amounts received by Agent hereunder and under the other Loan Documents shall be disbursed by Agent as follows: first, to Collateral Agent in accordance with the amounts due to Collateral Agent, to reimburse it for all fees, costs and expenses reasonable incurred by it in connection with an Event of Default or otherwise payable to it in its capacity as Collateral Agent under the Loan Documents; second, to Agent, to reimburse Agent for all fees, costs and expenses reasonably incurred by it in connection with an Event of Default, or otherwise payable to it in its capacity as Agent under the Loan Documents; third, ratably to Lenders in accordance with the amount of interest on the Loans and Fees due to such Lenders, to pay all accrued and unpaid interest on the Loans and Fees due hereunder; fourth ratably to Lenders in accordance with the aggregate principal amounts of their respective outstanding Loans, to repay all outstanding Loans; fifth, ratably to Lenders in accordance with their respective unpaid Obligations, to pay all remaining unpaid Obligations; and sixth, to Borrowers by transfer to the Master Account, or to such other account as Borrowers may direct in writing for such purpose.

Section 1.13   Indemnity.

          Borrowers shall indemnify each Lender against any loss or expense that such Lender actually sustains or incurs as a consequence of (a) any failure by Borrowers to fulfill on the Effective Date or on the date of any Borrowing hereunder the applicable conditions set forth in Article III or (b) the occurrence of any Event of Default. A certificate of any Lender setting forth in reasonable detail any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.11 shall be delivered to Borrowers and shall be conclusive and binding absent manifest error.

Section 1.14   Taxes

          (a) All payments made by Borrowers under this Agreement and the other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of Agent and each Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Agent or such Lender, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and Agent or such Lender (excluding a connection arising solely from Agent or such Lender having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or the other Loan Documents) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to Agent or any Lender hereunder or under other Loan Documents, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Loan Documents. Whenever any Taxes are payable by a Borrower, as promptly as possible thereafter such Borrower shall send to Agent for its own account or for the account of such Collateral Agent or such Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If a Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrowers shall indemnify Agent and Lenders for any incremental taxes, interest or penalties that may become payable by Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable under the Loan Documents.

          (b) Each Lender that is a party hereto on the date hereof represents and warrants that it is incorporated under the laws of the United States of America or a state thereof. Each Lender becoming a party hereto after the date hereof agrees that it will on or prior to the first interest payment date after it becomes a party hereto deliver to Borrowers and Agent either a statement that it is incorporated under the laws of the United States of America or a state thereof or, if not so incorporated,
(i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Lender not so incorporated also agrees to deliver to Borrowers and Agent two further copies of the said Form 1001 and 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrowers or Agent, and such extensions or renewals thereof as may reasonably be requested by Borrowers or Agent, unless in any such case an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises Borrowers and Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9 that it is entitled to an exemption from United States backup withholding tax.

          (c) A Borrower shall not be required to pay any increased amount on account of Taxes pursuant to this Section
2.12 to any Lender to the extent such Taxes would not have been payable if such Lender had furnished a statement or form (properly and accurately completed in all material respects) which it was required to furnish in accordance with subsection
(b) of this Section 2.12, and such Taxes shall be borne solely by such Lender.

Section 1.15   Sharing of Setoffs.

          Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against a Borrower, or pursuant to a secured claim under Section 506 of Title II of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Obligation as a result of which the unpaid portion of its Obligations shall be proportionately less than the unpaid portion of the Obligations of any other Lender, it shall simultaneously purchase from such other Lender at face value a participation in the Obligations of such other Lender, so that the aggregate unpaid amount of the Obligations and such participations in Obligations held by each Lender shall be in the same proportion to the aggregate unpaid amount of all Obligations then outstanding as the amount of its Obligations prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided that, if any such purchase or purchases or adjustments are made pursuant to this Section 2.13 and the payment giving rise thereto is thereafter recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. Each Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such Lender by reason thereof as fully as if such Lender had made a loan directly to such Borrower in the amount of such participation.


                          ARTICLE III
                    CONDITIONS TO BORROWINGS

Section 1.16   Conditions to Borrowings.

          As conditions precedent to each Lender's obligation to make any Loan hereunder at and as of the date of borrowing thereof:

          (a) Agent shall have received a properly completed Borrowing Request and a properly completed Borrowing Base Addition Report, together with each and all of the other documents and instruments required thereby as set forth in
Section 4.3.

          (b) The representations and warranties of each Borrower contained in the Loan Documents shall be accurate and complete in all material respects on and as of the date of such borrowing as if made on and as of such date.

          (c) No Potential Default or Event of Default shall have occurred and be continuing (except as otherwise set forth in Section 2.3 (e) with regard to Lenders' obligations to Agent in connection with the refinancing of Swing-Line Loans).

          (d) Following the funding of the requested Loan, the aggregate principal amount of Loans outstanding hereunder shall not exceed the limitations set forth in Sections 2.1 and 2.7.

          (e) Since December 31, 1997, no material adverse change shall have occurred in the business, financial condition or results of operations of either of the Borrowers or Premier
Bank.

          (f) Agent shall have received such other documents or legal opinions as Agent or any Lender or special counsel to Agent may reasonably request, all in form and substance reasonably satisfactory to Agent.

          (g) By delivering a Borrowing Request to Agent hereunder for any Borrowing, Borrowers shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subsections (b) through (e) above as of the date of such Borrowing.

Section 1.17   General.

          Each condition in this Agreement including, without limitation, those set forth in Section 3.1 above, is material to the transactions contemplated by this Agreement, and time is of the essence with respect to each such condition. Subject to first obtaining the approval of Required Lenders, Lenders may fund any Borrowing without all conditions being satisfied. However, that funding shall not constitute a waiver of the requirement that each condition be satisfied as a prerequisite for any subsequent funding, unless Lenders specifically waive an item in writing.

Section 1.18   Limitations on Obligations to Make Borrowings.

          In addition to the conditions for and limitations upon Borrowings set forth in Section 3.1 above, Lenders shall have no obligation to honor any Borrowing Request if (or to the extent that): (i) any promissory note evidencing a Mortgage Loan, or the supporting documents relative thereto, in the sole and absolute discretion of Agent, is deemed to be unsatisfactory or inadequate; (ii) any Mortgage Loan is not Eligible Mortgage Loan;
(iii) any Eligible Conforming Mortgage Loan against which the Investor Commitment does not establish a specific purchase price;
(iv) any delinquencies or defaults exists on any Mortgage Loan; or (v) the promissory note evidencing any Mortgage Loan has matured and no extension has been granted by Agent.


                           ARTICLE IV
                            SECURITY

Section 1.19   Grant of Security Interest.

          Each Borrower hereby assigns, pledges, transfers and grants to Agent, acting as "Warehouse Collateral Agent" on behalf of and for the benefit of Lenders, a first priority security interest in all of such Borrower's right, title and interest in, under and to the property described in Section 4.2 below (for purposes of this Article IV, collectively and severally, the "Collateral"), to secure payment and performance of the Obligations.

Section 1.20   Collateral.

          The Collateral shall consist of all right, title and interest of each of the Borrowers in, under and to each of the following:

          (a) All Mortgage Loans, now owned or hereafter acquired by such Borrower, including, without limitation, all notes, all mortgages, deeds to secure debt, trust deeds and security agreements evidencing, securing, guaranteeing or otherwise relating to such Mortgage Loans, all rights to payment thereunder, all rights in the Property securing payment of the indebtedness of the Obligors thereunder, or that are the subject of such Mortgage Loans, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, binders and commitments, fire and extended coverage insurance policies (including the right to any return premiums) and, if applicable, flood and earthquake insurance policies, participation certificates or agreements, FHA insurance and VA guaranties, and all rights, if any, in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

          (b) All financing statements perfecting the security interest of any of the Mortgage Loans or in the Property securing any such Mortgage Loans;

          (1) All Mortgage-Backed Securities, if any, now owned or hereafter acquired by such Borrower, all right to the payment of moneys and non-cash distributions on account thereof, and all new, substituted and additional securities at any time issued with respect thereto;

          (d) All Investor Commitments, now existing or hereafter arising, covering any part of the foregoing Collateral, all rights to deliver Mortgage Loans to investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such Collateral pursuant thereto;

          (e) All now existing or hereafter arising rights to service, administer and/or collect any of the foregoing
Collateral at any date, and all rights to the payment of money on account of such servicing, administration or collection activities;

          (f)  The Master Account, the Controlled Disbursement
Account and the Cash Collateral Account, any and all funds at any time held in such accounts, and any and all rights of such Borrower to insurance payments made in respect of such accounts;

          (g) All rights of such Borrower to service and administer Mortgage Loans including without limitation (i) all rights of such Borrower under any contracts to service and administer such Mortgage Loans, (ii) all rights of such Borrower to receive payments in connection therewith, whether on account of the performance of services, upon the termination of such servicing rights or otherwise (including, without limitation, payments due from mortgagors and proceeds of FHA mortgage insurance and VA guarantee claims or other proceeds of foreclosure or other realization or recoveries on defaulted Mortgage Loans as reimbursement for any advances made by such Borrower with respect to the payment of principal and interest to investors, the payment of taxes and insurance and other advances made by such Borrower in connection with the servicing of such Mortgage Loans), and (iii) all rights, if any, with respect to the placement of escrow deposits associated with such Mortgage Loans and all rights, if any, of such Borrower to the payment of money with respect thereto;

          (h) All now existing or hereafter acquired equipment, files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of such Borrower relating to the foregoing Collateral (including all such items necessary or helpful in the administration or servicing of the foregoing Collateral);

          (i) All now existing or hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the foregoing Collateral; and

          (j)  All Proceeds of the foregoing Collateral.

Section 1.21 Delivery of Collateral Documentation; Submission of Collateral for Inclusion in Borrowing Bases.

          From time to time, each Borrower shall deliver or cause to be delivered Collateral to Agent as hereinafter provided.
Each Borrower shall deliver or cause to be delivered Collateral consisting of (i) Tranche A Mortgage Loans to be included in the Tranche A Borrowing Base by delivery to Agent of a Tranche A Borrowing Base Addition Report in the form of Exhibit C-1, (ii) Tranche B Mortgage Loans to be included in the Tranche B Borrowing Base by delivery to Agent of a Tranche B Borrowing Base Addition Report in the form of Exhibit C-2, (iii) Tranche C Mortgage Loans to be included in the Tranche C Borrowing Base by delivery to Agent of a Tranche C Borrowing Base Addition Report in the form of Exhibit C-3, and (iv) Tranche D Mortgage Loans to be included in the Tranche D Borrowing Base by delivery to Agent of a Tranche D Borrowing Base Addition Report in the form of Exhibit C-4. Each Borrowing Base Addition Report delivered hereunder shall have all blanks completed in conformity therewith and shall be accompanied by the applicable required documents, instruments and agreements described on Exhibit E (the "Required Documents") and, if requested by Agent at any time, the applicable additional required documents, instruments, and agreements described on Exhibit F (the "Additional Required Documents"). All documentation relating to or constituting Collateral delivered at any time to Agent under this Agreement shall be held by Agent in a suitable depository maintained and controlled solely by Agent and conspicuously marked to show the interest of Lenders therein.

Section 1.22   Agent's Review of Collateral; Certifications.

          Upon any receipt of Required Documents for any item of Collateral, Agent shall review the same in accordance with the Collateral Review Procedures set forth on Exhibit H, as such procedures may be amended, supplemented or otherwise modified from time to time with the consent of the Required Lenders and Agent. If Agent notes any exception in such review, Agent shall so note in the next applicable Borrowing Base Certificate delivered to Lenders and shall follow the directions set forth with respect to such exception in the Collateral Review Procedures. In the event that either Borrower had been requested to deliver Additional Required Documents described on Exhibit F with respect to any item of Collateral, Agent shall review and verify such additional documents consistent with the review procedures and obligations of Agent described in this Section 4.4.

Section 1.23   Release of Collateral Documentation.

          (a) Unless an Event of Default has occurred and is continuing, from time to time until otherwise notified by the Required Lenders (by telephone, facsimile or otherwise), Agent is hereby authorized upon written request of a Borrower to release to the appropriate Borrower, documentation relating to Tranche A Mortgage Loans or Tranche C Mortgage Loans against a trust receipt executed by such Borrower substantially in the form of
Exhibit I, with all blanks completed in conformity therewith.
The appropriate Borrower and Agent will comply with the relevant trust receipt and bailee procedures on Exhibit K hereto. Each Borrower hereby represents and warrants to Lenders that (A) any request by such Borrower for release of Tranche A Mortgage Loans or Tranche C Mortgage Loans pursuant to this subsection (a) shall be solely for the purposes of connecting clerical or other non-substantial documentation problems in preparation for returning such Mortgage Loans to Agent for ultimate sale or exchange and
(B) such Borrower shall request such release in compliance with all of the terms and conditions of such release set forth herein.

          (b) Unless an Event of Default has occurred and is continuing, from time to time until otherwise notified by the Required Lenders (by telephone, facsimile or otherwise), Agent is hereby authorized to release Tranche A Mortgage Loans and Tranche C Mortgage Loans to Approved Investors for purchase. Any transmittal of documentation for Tranche A Mortgage Loans or Tranche C Mortgage Loans in the possession of Agent in connection with the sale thereof to an Approved Investor (including an Agency) shall, in each case, be under cover of a Bailment Letter substantially in the form of Exhibit J, with all blanks completed in conformity therewith and duly executed by Agent, or, in the case of FHLMC or FNMA, such other forms, duly executed by Agent and, if necessary, the appropriate Borrower, in lieu of the foregoing that FHLMC or FNMA require pursuant to their respective Agency Guides. In each case of transmittal of documentation relating to Mortgage Loans pursuant to this subsection, Agent shall instruct the recipient thereof that such documentation shall be returned to Agent if such Mortgage Loans are not purchased and the proceeds therefrom paid in accordance with subsection (e) below within twenty-five (25) days after such recipient's receipt of such documentation. With respect to transmittal of documentation relating to Tranche A Loans or Tranche C Mortgage Loans, before Agent delivers documentation pursuant to this subsection (b), the appropriate Borrower shall have delivered such forms, duly executed by such Borrower, required under the applicable Agency Guides or Investor Commitments to effect delivery to FHLMC, FNMA or any other Approved Investor of such Collateral and payment therefor in accordance with the instructions of Agent.

          (c) Unless an Event of Default or Potential Default has occurred and is continuing, either Borrower, in connection with the sale of any Tranche A Mortgage Loans or Tranche C Mortgage Loans, may obtain the release of the security interest granted under Section 4.1 in the applicable Collateral by paying to Agent, for application to the Obligations in accordance with this Agreement, the Borrowing Base for such Collateral (determined as of the date that such Collateral was first delivered to Agent) to be released. Agent shall instruct FHLMC, FNMA and any Approved Investor that all amounts payable on account of the sale of Tranche A Mortgage Loans or Tranche C Mortgage Loans by either Borrower are to be paid directly by such party to the Cash Collateral Account maintained in Agent's name alone for the benefit of Borrowers. Pursuant to Section 4.1 above, Borrowers have granted to Lenders security interests in and liens upon the Cash Collateral Account and in any and all funds at any time held therein as collateral security for the
Obligations.   Amounts on deposit in the Cash Collateral Account
shall be paid to Lenders at or before 11:00 am. (Orlando time) on each Banking Day for application against the Obligations pursuant to Section 2.10. Lenders shall hold their security interests in and liens upon the Cash Collateral Account and the other accounts referred to in Section 4.2 above and all funds at any time held therein with all rights of a secured party under the Florida Uniform Commercial Code and other applicable Florida law. Upon receipt of the full amount of the purchase price for each Mortgage Loan from a purchaser thereof in accordance with this subsection, the lien created by this Agreement on the affected Mortgage Loan shall be automatically released.

          (d) Unless an Event of Default has occurred and is continuing, from time to time until otherwise notified by the Required Lenders (by telephone, facsimile or otherwise), Agent is hereby authorized to release Tranche A Mortgage Loans in connection with the formation of a pool of Mortgage Loans for sale in bulk to an Approved Investor under an Investor Commitment. Any transmittal of documentation for such Tranche A Mortgage Loans in the possession of Agent shall be to the Certificating Custodian and shall be under cover of a Bailment Letter substantially in the form of Exhibit J, with all blanks completed in conformity therewith and duly executed by Agent, and if Agent is serving in the capacity as a Certificating Custodian, Agent agrees to hold such documentation in accordance with the terms set forth in Exhibit J. Agent shall, with respect to each Tranche A Mortgage Loan for which documentation is transmitted pursuant to this subsection (d), instruct the Certificating
Custodian: (i) to return to Agent, within ten (10) days after receiving such documentation, either (A) evidence of such Mortgage Loan's initial certification for inclusion in a Mortgage Loan pool for bulk sale to an Approved Investor under an Investor Commitment if the Certificating Custodian so certifies such Mortgage Loan or (B) all documentation relating to such Mortgage Loan if the Certificating Custodian does not so certify such Mortgage Loan; (ii) to immediately return all documentation relating thereto to Agent if the Certificating Custodian initially certifies such Mortgage Loan but subsequently determines that such Mortgage Loan is not suitable for inclusion in a Mortgage Loan pool for bulk sale to an Approved Investor under an Investor Commitment prior to the completion of the sale thereof; and (iii) to segregate and properly identify all such documentation as collateral of Lenders that secures the Obligations. Before Agent delivers documentation pursuant to this subsection (d), the appropriate Borrower shall have delivered such forms, duly executed by such Borrower, required under the applicable Investor Commitment to effect delivery to the Certificating Custodian of such Tranche A Loans and payment therefor in accordance with the instructions of Agent. Each Borrower further agrees to (x) enter into such arrangements and agreements with Agent, the Certificating Custodian and the applicable Approved Investor as may be necessary to facilitate the bulk sale of such Mortgage Loans to such Approved Investor and (y) conform its procedures relating to the bulk sale of such mortgages to such Approved Investor and the delivery of such forms and certifications required by such Approved Investor, to accommodate the established procedures of Agent with respect thereto.

          (1) If the Certificating Custodian returns to Agent documentation relating to any Mortgage Loan following the Certificating Custodian's determination that such Mortgage Loan is not suitable for bulk sale as set forth above, Agent shall hold such documentation in accordance with the terms hereof as collateral security for the Obligations and, following the appropriate Borrower's resubmission of such Mortgage Loan for inclusion on the Tranche A Borrowing Base pursuant to a Tranche A Borrowing Base Addition Report, shall also include such Mortgage Loan in the Tranche A Borrowing Base if the Mortgage Loan constitutes an Eligible Conforming Mortgage Loan.

          (f) Unless an Event of Default has occurred and is continuing, from time to time until otherwise notified by the Required Lenders (by telephone, facsimile or otherwise), Agent shall arrange for the transfer of any Mortgage Loans pledged to Agent which are to be sold in bulk to an Approved Investor, or the nominee thereof, in accordance with the term of any applicable Investor Commitment, trade or settlement. Borrowers agree to provide Agent with written designation of such purchasers and Approved Investors, together with the appropriate instructions for crediting such purchasers' and investors' respective accounts. All deliveries of Mortgage Loans in bulk to such Approved Investors shall be made only "against payment" by such Approved Investors to the Cash Collateral Account, in immediately available funds, of the full purchase price of such Mortgage Loans, in accordance with the terms of such Investor Commitments, trades or settlements.

          (g) Unless an Event of Default has occurred and is continuing, Agent shall take such steps in addition to those set forth above as it may be reasonably directed from time to time by Borrowers in writing that are not inconsistent with the provisions of this Agreement and that Borrowers deem necessary to enable Borrowers to perform and comply with Investor Commitments, trades and settlements and with other agreements for the sale or other disposition in whole or in part of Mortgage Loans.

          (h) If an Event of Default has occurred and is continuing, Agent shall not, and shall incur no liability to either Borrower or any other Person for refusing to, release any item of Collateral to either Borrower or any other Person without the express prior written consent and at the direction of all of the Lenders.

Section 1.24   Borrowing Base Certificate; Other Information.

          Agent shall deliver to Lenders, on Monday of each week and on such other days as any Lender may reasonably request, a Borrowing Base Certificate in respect of the Loans, prepared by Agent and dated as of the Friday preceding such Monday or as of such other day.
Agent shall deliver promptly to Lenders such other reports and information relating to the Collateral and the performance of the Obligations hereunder as any Lender may from time to time reasonably request; provided that Agent shall receive reasonable additional compensation from Borrowers for services rendered beyond those specifically enumerated in this Agreement.

Section 1.25   Standard of Care of Agent; Duties;
     Indemnification.

          Agent is a bailee for hire and shall hold the Collateral in accordance with customary standards for those engaged as custodians of commercial documents in similar capacities. Notwithstanding anything to the contrary contained herein:

          (a) The provisions of this Agreement and the attachments hereto set forth the exclusive duties of Agent, and no implied duties or obligations shall be read into this Agreement against Agent. Agent shall not be bound in any way by any agreement or contract other than this Agreement and the attachments hereto and any other agreement to which it is a party. Agent shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the attachments hereto. Agent disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of Agent.

          (b) Throughout the term of this Agreement, Agent shall have no responsibility for ascertaining the value, collectibility, insurability, enforceability, effectiveness or suitability of any Mortgage Loan, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Agent's authority to enter into this Agreement and to perform its obligations hereunder).

          (c) Agent shall not be under any duty to examine or pass upon the genuineness, validity or legal sufficiency of any of the documents constituting part of any Mortgage Loan file, including, without limitation, whether any document purporting to be an assignment is in recordable form or whether any Evidence of Notice to Customer and Rescission is in compliance with Regulation Z or other applicable law, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid. Agent may rely upon and shall be protected in acting in good faith upon any notice, resolution, request, consent, order, certificate, report, statement or other paper or document appearing on its face to be genuine and to have been signed or presented by the proper party or parties or by a person or persons authorized to act on behalf of the proper party or parties. Agent shall not be liable for any action or omission to act as bailee except for its own gross negligence or willful misconduct.

          (d) No provision of this Agreement shall require Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if, in its judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

          (e) Agent is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for Agent's compensation or for reimbursement of expenses.

          (f) Each Borrower agrees to reimburse and hold harmless Agent, its directors, officers, employees and agents from and against any and all liability, loss and expense, including reasonable counsel fees, arising from or connected with Agent's execution and performance of this Agreement including but not limited to the claims of any third parties, including any assignee, except in the case of loss, liability or expense resulting from gross negligence or willful misconduct on the part of Agent. Notwithstanding anything to the contrary contained herein, this provision shall survive the termination of this Agreement.

          (g) At its sole cost and expense, Agent shall have the power to employ such agents as it may deem necessary or appropriate in the performance of its duties and the exercise of its powers under this Agreement.

          (h) Anything in this Agreement to the contrary notwithstanding, in no event shall Agent be liable hereunder to either Borrower, Lenders or any other person for consequential loss or damage of any kind whatsoever (including but not limited to loss of profits), even if Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 1.26   Fees and Expenses of Agent.

          Agent shall notify Borrowers of all fees, expenses and charges of Agent arising out of Agent's entering into this Agreement and performing its duties and obligations as Warehouse Collateral Agent under this Agreement, and such fees, expenses and charges shall be paid promptly by Borrowers or, if already paid by Agent, Borrowers promptly shall reimburse Agent therefor. Agent may employ, at Borrower's expense, such legal counsel and other experts as it reasonably deems necessary in connection with entering into this Agreement and performing its duties and obligations under this Agreement.

Section 1.27   Availability of Documents.

          Each of the Lenders and its agents, accountants, attorneys and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to Agent to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of Agent relating to any or all of the Collateral and to make copies thereof. As long as no Event of Default has occurred and is continuing, any such activity will be at no cost or expense to Borrowers; if an Event of Default has occurred and is continuing, all costs and expenses associated with the exercise by any Lender of its rights under this Section
4.9 shall be paid by Borrowers within fifteen (15) days of receipt by Borrowers from such Lender of a statement setting forth in reasonable detail the amount thereof.
Section 1.28 Representations and Warranties of Borrowers With Regard to the Collateral.

          Each Borrower hereby represents and warrants that: (a) such Borrower has good title to and is the sole owner of the Collateral pledged by it hereunder (or, in the case of after-acquired Collateral, at the time such Borrower acquires rights in the Collateral, will be the sole owner thereof); (b) except for the security interest granted hereunder to Lenders, no Person has (or, in the case of after-acquired Collateral, at the time such Borrower acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral pledged by it hereunder; (c) all information heretofore, herein or hereafter supplied to Agent or Lenders by or on behalf of such Borrower with respect to the Collateral is or will be accurate and complete in all material respects; and (d) no consent of any other Person is required for the grant of the security interest provided herein by such Borrower in any of the Collateral including, without limitation, any computer software being utilized by such Borrower pursuant to license, lease or otherwise other than consents which have been obtained, nor will any consent need to be obtained upon the occurrence of an Event of Default for Lenders to exercise their rights with respect to any of the Collateral.

Section 1.29   Covenants of Borrowers With Regard to the
     Collateral.

          Each Borrower hereby agrees: (a) to procure, execute and deliver from time to time any and all endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Agent to perfect, maintain and protect its security interest hereunder and the priority thereof (and hereby authorizes Agent to execute and file any such financing or continuation statement without the signature of such Borrower to the extent permitted by applicable law) and to deliver promptly to Agent all originals of Collateral or Proceeds consisting of chattel paper or instruments; (b) not to surrender or lose possession of (other than to Agent), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Mortgage Loans under Investor Commitments and as otherwise permitted under Section 4.5 above; (c) at all times upon the request of the Required Lenders, to account fully for and promptly to deliver to Agent, in the form received, all Collateral or Proceeds thereof endorsed to Agent as appropriate and accompanied by such assignments and powers, duly executed, as Agent shall request, and until so delivered all Collateral and Proceeds thereof shall he held in trust for Lenders, separate from all other property of such Borrower and identified as being subject to the interest of Lenders; (d) at any reasonable time (and no less frequently than on an annual basis), upon request by Agent or any Lender, to exhibit and to allow inspection by Agent or such Lender (or Persons designated by Agent or such Lender) of the Collateral and the records concerning the Collateral (at no cost to such Borrower unless an Event of Default has occurred and is continuing, except that such Borrower shall pay Agent's reasonable fees, not to exceed $250.00, and costs in connection with Agent's annual financial and operational audit); (e) to keep the Collateral pledged by it hereunder insured against loss, damage, theft and other risks customarily covered by insurance, and such other risks as Agent may reasonably request and name Agent as a "loss payee" under all such insurance; (f) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral pledged by it hereunder, (g) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (h) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral pledged by it hereunder; (i) to notify Agent of any change in such Borrower's name, identity or structure through merger, consolidation or otherwise before any such change shall occur;
(j) to appear in and defend, at such Borrower's cost and expense (unless such action or proceeding arises solely from an act or failure to act by Agent or Lenders), any action or proceeding that may affect its title to or Lenders' interest in the Collateral; (k) to keep accurate and complete records of the Collateral pledged by it hereunder (including a copy of the malpractice policy of each attorney closing Mortgage Loans for such Borrower and original insured closing letters from each title insurance company for which the attorney is agent) and to provide Agent with such records and such reports and information relating to such Collateral as Agent may reasonably request from time to time; and (1) to comply with all laws, regulations and ordinances relating to the possession, maintenance and control of the Collateral.

Section 1.30   Collection of Collateral Payments.

          (a) Each Borrower shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all Collateral Payments, including, without limitation, the taking of such action with respect thereto as Agent may reasonably request, or, in the absence of such request, as such Borrower may reasonably deem advisable; provided that such Borrower shall not, without the prior written consent of Agent, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment. Upon the request of the Required Lenders following the occurrence of an Event of Default, each Borrower shall notify and direct any party who is or might become obligated to make any Collateral Payment with respect to the Collateral, to make payment thereof to Agent (or to such Borrower in care of Agent) at such address as Agent may designate. Each Borrower shall reimburse Agent promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, actually incurred by Agent in seeking to collect any Collateral Payment.

          (b) If an Event of Default has occurred and is continuing, upon the request of the Required Lenders, each Borrower shall, immediately upon receipt, transmit and deliver to Agent, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed when required so that such items may be collected by Agent) that may be received by such Borrower at any time as payment on account of any Collateral Payment with respect to the Collateral and if such request is made, until delivery to Agent, such items shall be held in trust for Agent and shall not be commingled by such Borrower with any of its other funds or property. Agent is hereby authorized and empowered to endorse the name of each Borrower on any check, draft or other instrument for the payment of money received by Agent on account of any Collateral Payment if Agent believes such endorsement is necessary or desirable for purposes of collection.

          (c) Each Borrower shall indemnify and save harmless Agent from and against all reasonable liabilities and expenses on account of any adverse claim asserted against Agent relating to any moneys received by Agent on account of any Collateral Payment, and such obligation of each Borrower shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Section 4.1 above.

Section 1.31   Authorized Action by Agent.

          Each Borrower hereby irrevocably appoints Agent as its attorney-in-fact, coupled with an interest, to do (but Agent shall be obligated to and shall incur no liability to either Borrower or any third party for failure so to do) at the request and direction of the Required Lenders, at any time while an Event of Default has occurred and is continuing, any act that either Borrower is obligated by this Agreement to do, and to exercise such rights and powers as such Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral; (c) insure, process and preserve the Collateral; (d) transfer the Collateral to Agent's own name or its nominee's name; (e) sell or otherwise dispose of the Collateral as provided in Section 8.2 hereof, and (f) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Notwithstanding anything contained herein, in no event shall Agent be required to make any presentment, demand or protest, or give any notice, and Agent need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

Section 1.32   Negative Pledge.

          As long as any Obligations remain unpaid or any Lender has any Commitment hereunder, Premier Bancshares shall not pledge, assign, transfer or encumber any capital stock it holds of Premier Lending or Premier Bank to any third party, except as follows:

          (1) Premier Bancshares shall have sixty (60) days following the Effective Date within which to obtain a release of the existing pledge of the outstanding capital stock of Premier Lending and Premier Bank to The Bankers Bank of Atlanta, Georgia (the
"Existing Lender") which secures an existing line of credit loan in the maximum principal amount of $15,000,000.00 (the "Existing
Loan") and, if such release is not obtained within said time period, Premier Bancshares shall execute and deliver the Pledge
Agreement to Agent, thereby granting a secondary pledge of such stock to Agent, on behalf of Lenders, and shall use its best efforts to cause the Existing Lender to enter into an intercreditor agreement with Agent, on behalf of Lenders, joined by Premier Bancshares, which intercreditor agreement shall provide for the consent of the Existing Lender to such secondary pledge and its agreement to hold such stock as agent and bailee of Agent, and further, shall provide for such other terms and conditions as may reasonably be required by Lenders including, but not limited to, the agreement of the Existing Lender and Premier Bancshares not to increase the amount of the existing indebtedness above the maximum loan amount existing as of the Effective Date, not to grant or permit any further pledge of such stock (other than the secondary pledge to Lenders) and not to grant or permit any assignment of the Existing Lender's interest in such pledged stock; and

     (2) Premier Bancshares shall be entitled, one time only within sixty (60) days following the Effective Date, to refinance the Existing Loan and/or to obtain a new loan up to a maximum principal amount of $25,000,000.00 (the "New Loan") from another lender (the "New Lender") secured by a first priority pledge to the New Lender of not more than fifty percent (50%) of the outstanding capital stock of Premier Bank (the remaining fifty percent (50%) of such stock shall be and remain subject to the negative pledge hereunder); provided, however, if the New Loan is paid off or refinanced at any time, any new or continuing pledge of any of the outstanding capital stock of Premier Bank shall be prohibited unless approved in writing by the Required Lenders in their sole discretion.


                           ARTICLE V
                 REPRESENTATIONS AND WARRANTIES

          As an inducement to Agent and each Lender to enter into this Agreement and to make Loans as provided herein, each of Borrowers represents and warrants to Agent and each Lender that:

Section 1.33   Corporate Existence; Compliance with Law and
     Contractual Obligations.

          Each Borrower (a) is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation and in each jurisdiction where its ownership of property or conduct of business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its business, operations, property or financial condition or on the ability of such Borrower to pay and perform the Obligations; (b) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and (c) is not in violation of any Requirement of Law or any Contractual Obligation if such violation could have a material adverse effect on its business, operations, property or financial condition or on the ability of such Borrower to pay and perform the Obligations.

Section 1.34   Corporate Power; Authorization; Enforceable
     Obligations.

          Each Borrower has the corporate power and authority to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Loan Documents. Such Loan Documents have been duly executed and delivered on behalf of each Borrower and constitute legal, valid and binding obligations of each Borrower enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

Section 1.35   No Legal or Contractual Bar.

          Except for any consent to this Agreement required from the Existing Lender, the execution, delivery and performance of the Loan Documents, the borrowings of Loans hereunder and the use of the proceeds thereof, do not and will not (a) violate any Requirement of Law or any Contractual Obligation of either Borrower or any of its Subsidiaries, (b) except as contemplated by this Agreement and, if applicable, the Pledge Agreement, require any license, consent, authorization, approval or any other action by, or any notice to or filing or registration with, any Governmental Authority or any other Person or (c) result in the creation or imposition of any Lien on any asset of either Borrower or any of its Subsidiaries except as contemplated by the Loan Documents.

Section 1.36   Financial Information.

     (1) The consolidated balance sheet of Premier Bancshares and its consolidated Subsidiaries as at December 31, 1997 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, including in each case the related schedules and notes, reported on by Ernst & Young LLP, copies of which have been previously delivered to each of the Lenders, are complete and correct and fairly present the consolidated financial condition of Premier Bancshares and its consolidated Subsidiaries as at the date thereof and the consolidated results of operations and cash flows for such period, in accordance with GAAP applied on a consistent basis.

     (2) The unaudited balance sheets of Premier Lending and Premier Bank as at December 31, 1997, and the related unaudited statements of income, retained earnings and cash flows for the fiscal year then ended, certified by the chief financial officer of each such corporation, true copies of which have been previously delivered to each of the Lenders, are complete and correct and fairly present the financial condition of Premier
Lending or Premier Bank, as applicable, as at the date thereof and the results of operations and cash flows for such period in conformity with GAAP applied on a basis consistent with the financial statements referred to in subsection (a) of this
Section 5.4 (except to the extent that such unaudited financial statements have been prepared on a combined basis rather than a consolidated basis).

     (3) Neither Borrower has any material liability of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and no condition, situation or set of circumstances exists that could be reasonably expected to result in such a liability, in each case that is not reflected in the balance sheet referred to in Section 5.4(a) or will not be reflected in the most recent balance sheet delivered to Agent and Lenders pursuant to Section 6.1(a)(i) or (ii).

     (4) Since December 31, 1997, no material adverse change has occurred in the business, financial condition or results of operations of Premier Bancshares and its Subsidiaries, taken as a whole.

Section 1.37   No Material Litigation.

          There is no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of either Borrower, threatened by or against Premier Bancshares any of its Subsidiaries, or against any of Premier Bancshares or any such Subsidiary's properties or revenues that, individually or in the aggregate, if adversely determined, could have a material adverse effect on the business, financial condition or results of operations of Premier Bancshares and its Subsidiaries, taken as a whole, or on the ability of Borrowers to pay and perform the Obligations.

Section 1.38   Taxes.

          Premier Bancshares and each of its Subsidiaries have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on such returns or on any assessments made against them or any of their property other than taxes and assessments that are being contested in good faith by appropriate proceedings and as to which such Borrower or such Subsidiary has established adequate reserves in conformance with GAAP.

Section 1.39   Investment Company Act.

          Neither Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

Section 1.40   Subsidiaries; Capitalization.

          Except for Premier Lending's fifty percent (50%) ownership interest in Mortgage Mobile, LLC, neither Premier Lending nor Premier Bank has any Subsidiaries. All of the issued and outstanding capital stock of Premier Lending and Premier Bank is owned, beneficially and of record, by Premier Bancshares.

Section 1.41    Use of Proceeds.

          The proceeds of all Tranche A Loans shall be used by the applicable Borrower solely for the purpose of financing Eligible Conforming Mortgage Loans. The proceeds of all Tranche B Loans shall be used by the applicable Borrower solely for the purpose of originating or acquiring Eligible Wet Mortgage Loans. The proceeds of all Tranche C Loans shall be used by the applicable Borrower solely for the purpose of originating or acquiring Eligible Non-Conforming Mortgage Loans. The proceeds of all Tranche D Loans shall be used by the applicable Borrower solely for the purpose of originating or acquiring Eligible Gestation Mortgage Loans. The proceeds of all Swing-Line Loans shall be used by the applicable Borrower solely for one of the enumerated uses of proceeds of Warehouse Loans set forth above.

Section 1.42   ERISA.

     (1) No Prohibited Transactions, Accumulated Funding Deficiencies, withdrawals from Multiemployer Plans or Reportable Events have occurred with respect to any Plans or Multiemployer Plans that, in the aggregate, could subject either Borrower or any of its Subsidiaries to any material tax, penalty or other liability where such tax, penalty or liability is not covered in full, for the benefit of such Borrower or such Subsidiary, by insurance; (b) no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated under Section 4041 of ERISA, nor has the PBGC instituted proceedings to terminate, or appointed a trustee to administer, a Plan and no event has occurred or condition exists that might constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (c) the present value of all benefits liabilities (as defined in Section 4001(a)(16) of ERISA) under all Plans (based on the actuarial assumptions used to fund the Plans) does not exceed the assets of the Plans; and
(d) the execution, delivery and performance by Borrowers of the Loan Documents and the borrowing of the Loans hereunder and the use of the proceeds thereof will not involve any Prohibited Transaction.

Section 1.43   Security Interests.

          The security interests created in favor of Lenders under this Agreement constitute and will constitute perfected security interests in the Collateral, and such Collateral is not and will not be subject to any other Liens, except as described in Section 4.14 with respect to the Pledged Stock Collateral, if applicable.

Section 1.44   Agency Approvals.

          Premier Lending is (a) an FNMA and FHLMC approved
Seller/Servicer, (b) a HUD Direct Endorsement Lender, and  (c) a
VA approved Lender, in each case, in good standing.

Section 1.45   Principal Place of Business and Chief Executive
     Office; Location of Records.

          Each Borrower's principal place of business and chief executive office and the place where its records concerning the Collateral are kept are set forth on Exhibit L hereto.

Section 1.46   Trade Name.

          Neither Borrower has used nor transacted business under any other corporate or trade name in the five-year period preceding the Effective Date except, in the case of Premier Bancshares, the corporate names of First Alliance/Premier Bancshares, Inc. and First Alliance Bancorp, Inc., and, in the case of Premier Lending, the corporate name, Premier Acceptance Corporation.


                           ARTICLE VI
                           COVENANTS

Section 1.47   Affirmative Covenants.

          Each Borrower hereby covenants and agrees that, as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, such Borrower shall:

          (a) Reports to Agent and Lenders. Furnish or cause to be furnished to Agent and each Lender directly:

               (i)  Annual Financial Statement.  As soon as
available and in any event within ninety (90) days after the end of each fiscal year of each Borrower, a balance sheet of each Borrower as at the end of such year and the related statements of income, retained earnings and cash flows of each Borrower for such fiscal year (and in the case of Premier Bancshares including such financial statements on a consolidated basis with each of its Subsidiaries), setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of Ernst & Young LLP or other independent public accountants of comparable recognized national standing, which report shall be unqualified as to scope of audit and shall state that such financial statements present fairly the financial condition as at the end of such fiscal year, and the results of operations and cash flows for such fiscal year, of each Borrower in accordance with GAAP consistently applied. Such financial statements shall include, with regard to Premier Lending, a breakdown of revenues and expenses between its mortgage banking, commercial finance and other primary operations and, with regard to both Borrowers, be accompanied by a certificate attesting to such Borrower's compliance with the financial covenants applicable to such Borrower as set forth in
Article VII of this Agreement.

               (ii) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of each Borrower, a balance sheet of each Borrower as at the end of such fiscal quarter and the related statements of income, retained earnings and cash flows of each Borrower for such fiscal quarter and the portion of the fiscal year ended at the end of such fiscal quarter (and in the case of the statements of cash flows, for the immediately preceding four (4) fiscal quarters), all in reasonable detail and certified by the chief financial officer of such Borrower that they are complete and correct and that they present fairly the financial condition as at the end of such fiscal quarter, and the results of operations and cash flows for such fiscal quarter and such portion of the fiscal year, of each Borrower in accordance with GAAP consistently applied (subject to normal year-end adjustments);

               (iii)     Tax Returns.  As soon as available and
in any event within forty-five (45) days after the date of filing, copies of the completed Federal income tax returns of each Borrower;

               (iv) No Default/Compliance Certificate. Together with the financial statements required pursuant to subsections
(i) and (ii) above, a certificate of the chief financial officer of such Borrower (A) to the effect that, based upon a review of the activities of such Borrower and such financial statements during the period covered thereby, no Event of Default or Potential Default exists, or if an Event of Default or a Potential Default exists, specifying the nature thereof and Borrower's proposed response thereto, and (B) demonstrating in reasonable detail compliance as at the end of such fiscal year, such fiscal quarter or such month with the applicable financial covenants set forth in Article VII;

               (v)  Audit Reports.  Promptly after receipt
thereof by Premier Lending, copies of each HUD Single Family
Audit Report and FNMA and FHLMC audit reports on Premier Lending and its operations:

               (vi) Notice of Default. Promptly after the occurrence of an Event of Default or a Potential Default, a certificate of the chief financial officer of such Borrower specifying the nature thereof and such Borrower's proposed response thereto;

               (vii) Loss of Qualification. Promptly after the occurrence thereof, notice of any Mortgage Loan or Mortgage-Backed Security included in any Borrowing Base that ceases to qualify for inclusion in such Borrowing Base in accordance with the terms of this Agreement and the other Loan Documents;

               (viii)    Litigation.  Promptly after the
occurrence thereof and in any event within five (5) days after such Borrower knows or has reason to know of the occurrence thereof, notice of the institution of or any material adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against either Borrower or any material property of any thereof, in each case if such action, suit, proceeding, investigation or arbitration, individually or together with one or more other actions, suits, proceedings, investigations or arbitrations, could result in liabilities to such Borrower in excess of the Material Amount;

               (ix) ERISA.  In connection with ERISA:

                    (A)  Promptly and in any event within ten
(10) days after such Borrower knows or has reason to know of the occurrence of a Reportable Event with respect to a Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of the chief financial officer of such Borrower setting forth details as to such Reportable Event and the action that such Borrower proposes to take with respect thereto;

                    (B)  Promptly and in any event within ten
(10) days after such Borrower knows or has reason to know of any condition existing with respect to a Plan that presents a material risk of termination of such Plan, imposition of an excise tax, requirement to provide security to such Plan or incurrence of other liability by such Borrower or any ERISA Affiliate, a statement of the chief financial officer of such Borrower describing such condition;

                    (C)  At least ten (10) days prior to the
filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice;

                    (D)  Promptly and in no event more than ten
(10) days after the filing thereof with the Secretary of the Treasury, a copy of any application by such Borrower or an ERISA Affiliate for a waiver of the minimum funding standard under section 412 of the Code;

                    (E)  Promptly and in no event more than ten
(10) days after the filing thereof with the Internal Revenue Service, copies of each annual report that is filed on Form 5500, together with certified financial statements for any Plan (if any) as of the end of such year and actuarial statements on Schedule B to such Form 5500;

                    (F)  Promptly and in any event within ten
(10) days after it knows or has reason to know of any event or condition that might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, a statement of the chief financial officer of such Borrower describing such event or condition;

                    (G)  Promptly and in no event more than 10
days after receipt thereof by such Borrower or any ERISA
Affiliate, a copy of each notice received by such Borrower or an ERISA Affiliate concerning the imposition of any withdrawal liability under section 4202 of ERISA; and

                    (H) Promptly after receipt thereof a copy of any notice such Borrower or any ERISA Affiliate may receive from the PBGC or the Internal Revenue Service with respect to any Plan or Multiemployer Plan; provided that this subparagraph (H) shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service;

               (x)  Commitment Status Reports to all Lenders;
Mortgage Loan Delinquencies.

                    (A)  On Monday of each week, and on such
other days as Agent may reasonably request, a Commitment Status Report, in the form of and containing the information required by Exhibit M, prepared by Premier Lending, dated as of the Friday preceding such Monday or as of such other day, of all Investor Commitments; and

                    (B)  On the first Banking Day of each month,
and on such other days as Agent may reasonably request, a report, prepared by both Borrowers, on the delinquency of Mortgage Loans included in any Borrowing Base, in each case dated as of the preceding Banking Day, including the following categories:

                         (1) 30 days past dues;
                         (2) 60 days past dues;
                         (3) 90+ days past dues; and
                         (4) number and principal amount of
foreclosure pending.

               (xi) Change of Control. Promptly after obtaining knowledge of any actual or proposed Change of Control, notice thereof together with a description of the nature and the date or proposed date thereof;

               (xii) Mergers and Acquisitions. Promptly, upon entering into any agreement to purchase or acquire, or permitting any of its Subsidiaries to enter into any agreement to purchase or acquire, any or all of the assets or business of any Person (whether such purchase or acquisition shall be by means of merger, stock purchase, asset purchase or otherwise), notice thereof, together with a copy of the agreement;

               (xiii) Other Indebtedness. Promptly, upon creating, incurring, assuming, suffering to exist or otherwise becoming liable in respect of, or permitting any of its Subsidiaries to create, incur, assume, suffer to exist or otherwise become liable in respect of, any indebtedness or obligations in an aggregate principal amount exceeding $250,000.00 (except as otherwise permitted by Section 4.14 hereof), notice thereof, together with copies of the evidence of such indebtedness and related documents.

               (xiv)     Other Information.  Promptly, such
additional financial and other information, including financial statements of such Borrower or any of its Subsidiaries or any Approved Investor (other than FNMA or FHLMC), and such information regarding the Collateral as any Lender, through Agent, may from time to time reasonably request, including such information as is necessary for any Lender to grant participations of its interests in Loans hereunder or to enable another financial institution to become a signatory hereto.

          (b) Reports to Agent. Furnish or cause to be furnished to Agent by 12:00 noon (Orlando time) on each Banking
Day a Borrowing Base Certificate in respect of the Loans, in each case prepared by Premier Lending and dated as of such Banking Day.

          (c) Maintenance of Existence and Properties; Compliance with Laws; Maintenance of Agency Status. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence and all rights, privileges, licenses, approvals, franchises, properties and assets material to the normal conduct of its business; comply, and cause each of its Subsidiaries to comply, in all material respects with all Contractual Obligations and Requirements of Law, except when the failure to so comply would not have a material adverse effect on the business, results of operations or financial condition of such Borrower and its Subsidiaries, taken as a whole, or on the ability of such Borrower to pay and perform the Obligations; and in the case of Premier Lending only, maintain at all times its status as an FNMA and FHLMC approved Seller/Servicer, a HUD Direct Endorsement Lender and a VA approved Lender in good standing.

          (d) Inspection of Property; Books and Records; Discussion. Keep, and cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and, permit representatives of Agent and Lenders (at no cost to such Borrower unless an Event of Default has occurred and is continuing) to visit and inspect any of its properties and examine and make abstracts from any of its books and records during normal business hours, upon reasonable advance notice and as often as may reasonably be desired by Agent or any such Lender, and to discuss the business, operations, properties and financial and other condition of such Borrower and its Subsidiaries with officers and employees of such parties, and with their independent certified public accountants.

          (e) Insurance. Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances, including errors and omissions coverage and fidelity coverage in form and substance acceptable under, Agency guidelines, and furnish Agent on request copies of all policies (each of which shall be issued by a company reasonably acceptable Agent and contain a provision for thirty (30) days prior written notice to Agent, at Agent's address set forth herein, of any cancellation, non-renewal or modification thereof) and full information as to all such insurance.

          (f) Payment of Taxes and Claims, Etc. Pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and
(ii) all genuine claims (including claims for labor, materials, supplies or services) that might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and such Borrower or such Subsidiary has maintained adequate reserves in accordance with GAAP with respect thereto or has posted a bond in respect thereof satisfactory to the Required Lenders.

          (g) Further Documents. Execute and deliver or to cause to be executed and delivered to Agent on behalf of Lenders from time to time such confirmatory or supplementary security agreements, financing statements, reaffirmations and consents and such other documents, instruments or agreements as Agent may reasonably request, that are in Agent's reasonable judgment necessary or desirable to obtain for Agent on behalf of Lenders the benefit of the Loan Documents and the Collateral.

          (h)  Wholly-Owned Subsidiaries.  In the case of Premier
Bancshares only, maintain Premier Lending and Premier Bank as
Wholly-Owned Subsidiaries at all times.

Section 1.48   Negative Covenants.

          Each Borrower hereby covenants and agrees that, as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, such Borrower shall not, directly or indirectly:

          (a) Liens on Collateral. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Lien upon the Collateral now owned or hereafter acquired, except as created by this Agreement.

          (b) Warehouse Financing. Create, incur, assume, suffer to exist, or otherwise become or be liable in respect of, or permit any of its Subsidiaries to create, incur, assume, suffer to exist, or otherwise become liable in respect of, any other warehouse financing without Agent's prior written consent.

          (c)  Change of Business.  In the case of Premier
Lending only, engage in any type of business that is unrelated to the mortgage banking and lending business and the servicing of mortgage loans.

          (d) Change of Control. Suffer or permit any Change of Control.

          (e) Payment of Dividends and Other Payments. In the case of Premier Lending only, declare or pay any dividend on its capital stock now or hereafter outstanding, or permit any of its Subsidiaries to declare or pay any dividends on any of their respective capital stock now or hereafter outstanding (except dividends payable solely in shares of the capital stock of such Borrower or such Subsidiary, as the case may be), or make any other distribution to their respective stockholders as such, whether in cash, property or securities without, in each instance, the prior written consent of Agent and the Required Lenders; provided, however, so long as Borrowers are in compliance with the financial covenants contained in Article VII hereof and all other covenants contained herein, Premier Lending may declare and pay dividends on its capital stock to Premier Bancshares from time to time in an amount not to exceed during any fiscal year fifty percent (50%) of Premier Lending's Net Income for such fiscal year; and provided further, however, that any such dividends paid to Premier Bancshares shall be retained by Premier Bancshares and used solely for the payment of dividends to its shareholders.

          (f) Management Fees. In the case of Premier Lending only, pay management fees to Premier Bancshares in excess of $150,000.00 annually.

          (g) Transactions with Affiliates. Enter into, or permit any of its Subsidiaries directly or indirectly to enter into, any transaction (including the purchase, sale, lease or exchange of any property, the making or borrowing of any loan or the rendering of any service) with any Affiliate on terms, in each instance, that are no less favorable to such Borrower or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates; provided, however, it is expressly understood and agreed that existing loan (in the amount of approximately $2,000,000.00) from Premier Bank to Premier Lending shall not be deemed a violation of this covenant so long as such loan is fully subordinated in writing to the Obligations hereunder, which subordination shall provide, among other things, that no repayment of principal may be made on such loan so long as any Obligations remain unpaid or any Lender has any Commitment hereunder and payments of interest only on such loan may be made so long as no Potential Default or Event of Default has occurred and is continuing; and further provided, however, it is also expressly understood and agreed that the pending and/or proposed corporate transactions of Premier Bancshares and/or its Subsidiaries disclosed in Premier Bancshares' Form 10-K for the year ended December 31, 1997 shall not be deemed a violation of this covenant.

          (h) Effectiveness of Investor Commitments. Amend, void, reduce, modify, violate, terminate or commit any act that would in any way affect any Investor Commitment pledged to Lenders as Collateral under Section 4.2, or impair coverage under such Investor Commitment if, after giving effect to such action, a Potential Default or Event of Default under Section 2.7 shall have occurred and is continuing.

          (i) VA Guaranties and FHA Insurance. Commit any act that would invalidate any VA guarantee or FHA insurance relating to any Mortgage Loan pledged to Lenders as Collateral under
Section 4.2 if, after giving effect to such action, a Potential Default or Event of Default under Section 2.7 shall have occurred and is continuing.

          (j) ERISA. Take, or permit any of its Subsidiaries to take, any of the following actions:

               (i) Terminate or withdraw from any Plan so as to result in any material liability to the PBGC;

               (ii) Engage in or permit any Person to engage in any Prohibited Transaction involving any Plan that would subject such Borrower or any of its Subsidiaries to any material tax, penalty or other liability;

               (iii)     Incur or suffer to exist any material
Accumulated Funding Deficiency, whether or not waived, involving any Plan;

               (iv) Allow or suffer to exist any event or condition that presents a risk of incurring a material liability to the PBGC;

               (v) Amend any Plan so as to require the posting of security under section 401(a)(29) of the Code; or

               (vi) Fail to make payments required under section
412(m) of the Code and section 302(e) of ERISA that would subject such Borrower or any of its Subsidiaries to any material tax, penalty or other liability.

          (k) Gestation Repurchase Facilities. Sell or finance Mortgage Loans under, or allow any of its Subsidiaries to sell or finance Mortgage Loans under any gestation repurchase agreement, or sell any Mortgage Loans on an "As Soon As Pooled Basis" (as such term is used in the FNMA Guide) during any calendar month if the average daily aggregate principal amount of Loans outstanding during the preceding calendar month was less than fifty percent (50%) of the Commitments in effect during such preceding calendar month.

          (l) Transfer to Affiliates. Sell, assign or otherwise transfer any of its assets, or permit any of its Subsidiaries to sell, assign or otherwise transfer any of their respective assets, to any Affiliate of a Borrower without prior written notice to Lenders or, if any such sale, assignment or other transfer would materially adversely affect such Borrower's mortgage banking business, without the prior written consent of the Required Lenders.

          (m) Subsidiaries. Form or cause to be formed after the date hereof any Subsidiaries without prior written notice to Lenders or, if any such formation would materially adversely affect such Borrower's mortgage banking business, without the prior written consent of the Required Lenders.

          (n) Margin Regulations. Use any or all of the proceeds of any Loan (i) to purchase or carry Margin Stock or extend credit to others for the purpose of purchasing or carrying
Margin Stock or (ii) in any manner that will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board.

          (o) Change of Principal Place of Business and Chief Executive Office; Location of Records. Change its principal place of business and chief executive office and the place where its records concerning the Collateral are kept as set forth on Exhibit L unless it has given Agent at least thirty (30) days' prior written notice thereof.


                          ARTICLE VII
                  SPECIAL FINANCIAL COVENANTS

Section 1.49   Special Financial Covenants; Applicable to Premier
               Lending.

          Premier Lending hereby covenants and agrees that, as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, the following special financial covenants shall be applicable to Premier Lending and tested quarterly at the end of each fiscal quarter as set forth below:



           Special Financial Covenant          Required      When Tested
           -------------------------------------------------------------
           Minimum tangible net worth --       $4,500,000    quarterly
           defined as hard equity net
           worth - intangible assets - ORE
           - non-performing assets > 90
           days
           -------------------------------------------------------------
           Current ratio -- defined as         1.0 to 1.0    quarterly
           cash + mortgages held for
           sale/warehouse liabilities
           +drafts payable.
           --------------------------------------------------------------
           Leverage ratio -- defined as        20:1          quarterly
           total funded borrowings +
           drafts payable/tangible net
           worth
           --------------------------------------------------------------

Section 1.50   Special Financial Covenants Applicable to Premier
               Bancshares and Premier Bank.

          Premier Bancshares hereby covenants and agrees that, as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, the following special financial covenants shall be applicable to Premier Bancshares and to its direct Wholly-Owned Subsidiary, Premier Bank, as appropriate, and tested quarterly at the end of each fiscal quarter as set forth below:


     Special Financial Covenant                  Required      When Tested
     ---------------------------------------------------------------------
     Pertaining to Premier Bancshares, Inc.:
     ---------------------------------------------------------------------
     Return on Average Assets must               .85%           quarterly
     meet or exceed .85% annualized.             annualized
     ---------------------------------------------------------------------
     Non-performing Assets ratio may             1.5%           quarterly
     not exceed 1.5% of total assets
     ---------------------------------------------------------------------
     Senior Debt at Holding Company              < or = 20%     quarterly
     level must not exceed 20% of
     Capital, excluding any trust
     preferred offering or warehouse
     borrowings.  This is defined as
     senior debt outstanding - trust
     preferred - warehouse
     borrowings/Total Capital, must
     not exceed 20% of Total Capital
     ----------------------------------------------------------------------
     Pertaining to Premier Bank:
     ----------------------------------------------------------------------
     Premier Bank must maintain                 a) 6%           quarterly
     ratios necessary to be a "well-            b) 5%
     capitalized financial                      c) 10%
     institution: a) Tier 1 Capital
     > or = 6%; b) Leverage Ratio
     > or = 5%; and c) Total Capital
     > or = 10%.
     -----------------------------------------------------------------------


                          ARTICLE VIII
                       EVENTS OF DEFAULT

Section 1.51   Events of Default.

          If one or more of the following events (each an "Event of Default") shall have occurred and be continuing:

          (a) Payments. Either Borrower shall fail to pay when due (whether at scheduled maturity, upon mandatory repayment or otherwise) any principal of any Note, or either Borrower shall fail to pay within ten (10) Banking Days after the due date thereof any interest on any Note or any other Obligation;

          (b) Covenants Without Notice. Either Borrower shall fail to observe or perform any covenant or agreement contained in
Section 6. l(c), 6.1(f), 6.1(g), 6.2, 7.1 or 7.2; provided that any violation of Section 6.2(a) that is attributable to the existence of an involuntary Lien on the Collateral shall not constitute an Event of Default until thirty (30) days after the imposition thereof if at all times during such thirty (30) day period (i) the applicable Borrower is making a diligent effort by appropriate means to remove such Lien and (ii) such Lien does not have a material adverse effect on Lenders' rights in respect of any of the Collateral;

          (c) Covenants With Five Day Grace Period. Either Borrower shall fail to observe or perform any covenant or agreement contained in Section 6.1(a)(viii), 6.1(a)(x)(A) or (B), or 6.1(b), and such failure shall remain unremedied for five (5) Banking Days after oral notice thereof to an Authorized Officer (which shall be confined in writing before the end of such five
(5) Banking Day period):

          (d) Covenants With Thirty Day Grace Period. Either Borrower shall fail to observe or perform any covenant or agreement contained in any Loan Document, other than those referred to in Section 6.1(a) or 6.1(b), and, if capable of being remedied, such failure shall remain unremedied for thirty (30) days after the earlier of (i) such Borrower's obtaining knowledge thereof or (ii) written notice thereof shall have been given to such Borrower by any Lender or Agent; provided that (x) if such failure is capable of being remedied but only in a period of more than thirty (30) days, then such failure shall not constitute an Event of Default until ninety (90) days after the earlier of the above dates if such Borrower is making a diligent effort by appropriate means to observe or perform such covenant and (y) failure to observe or perform such covenant does not have a material adverse effect on the business, operations, property or financial condition of either Borrower or on the ability of either Borrower to pay and perform the Obligations;

          (e) Representations. Any representation, warranty or statement made or deemed to be made by either Borrower or any of their respective officers under or in connection with any Loan Document shall have been inaccurate, incomplete or incorrect in any respect when made or deemed to be made;

          (f) Non-Payment of Other Indebtedness. Either Borrower shall fail to make any payment of principal of or interest on any of its indebtedness or obligations (other than the Obligations) when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period, unless there is a bona fide dispute with regard to such payment which is being contested in good faith by such Borrower;

          (g) Defaults Under Other Agreements. Either Borrower shall fail to observe or perform any covenant or agreement contained in any agreement or instrument relating to any of its indebtedness or obligations (other than the Obligations) within any applicable grace period, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such indebtedness or any other Person to accelerate, the maturity of such indebtedness or obligations; or any such indebtedness or obligations shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity, unless there is a bona fide dispute with regard to such acceleration or required prepayment which is being contested in good faith by such Borrower;

          (h) Bankruptcy. Either Borrower or Premier Bank shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or any involuntary case is commenced against either Borrower or Premier Bank and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of either Borrower or Premier Bank; or either Borrower or Premier Bank commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law or there is commenced against either Borrower or Premier Bank any such proceeding that remains undismissed for a period of sixty (60) days; or either Borrower or Premier Bank is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or either Borrower or Premier Bank shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or either Borrower or Premier Bank shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or either Borrower or Premier Bank shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by either Borrower or Premier Bank for the purpose of effecting any of the foregoing;

          (i)  Money Judgment.   Any judgment or order for the
payment of money shall be rendered against either Borrower and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of thirty (30) days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

          (j) ERISA. (i) Any Reportable Event or a Prohibited Transaction shall occur with respect to any Plan; (ii) a notice of intent to terminate a Plan under section 4041 of ERISA shall be filed; (iii) a notice shall be received by the plan administrator of a Plan that the PBGC has instituted proceedings to terminate a Plan or appoint a trustee to administer a Plan;
(iv) any other event or condition shall exist that might, in the opinion of the Required Lenders, constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (v) either Borrower or any ERISA Affiliate shall withdraw from a Multiemployer Plan under circumstances that the Required Lenders determine could have a material adverse effect on the financial condition of either Borrower; and in case of the occurrence of any event or condition described in clauses (i) through (v) above, such event or condition together with all other such events or conditions, if any, could subject either Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of such Borrower;

          (k) Dissolution. Either Borrower shall commence dissolution proceedings; or

          (l) Change of Control. Any Change of Control shall occur;

          (m) Adverse Changes. Any change in the financial condition of either Borrower or Premier Bank shall occur which is in a Material Amount;

          (n) Failure to Pass Audit. Agent, for any reason, shall be dissatisfied with the results of any operational or financial audit undertaken by it pursuant to Section 4.11(d) hereof;

          (o) Insecurity. Agent or any Lender, in the exercise of good faith, shall deem itself to be insecure with respect to either Borrower's ability to repay the Obligations as and when due or to comply with and perform any of the covenants, agreements, or obligations of such Borrower hereunder; or

          (p) Security Interests. Lenders shall cease for any reason (other than pursuant to the terms of this Agreement to have valid, perfected and first priority security interests in the Collateral, or any Person shall take any action to discontinue or to assert the invalidity or unenforceability of such security interests.

Section 1.52   Remedies.

          Upon the occurrence of any Event of Default which remains uncured after any applicable grace or curative period provided herein, Agent may, and upon the written request of the Required Lenders, shall, by written notice to Borrowers, take any or all of the following actions: (A) declare the Commitments terminated, whereupon the Commitments of each Lender shall terminate immediately without any other notice of any kind; (B) declare the principal of and any accrued interest on the Loans, and all other Obligations, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; provided that, if an Event of Default specified in Section 8.1(h) or 8.1(l) shall occur, the Commitments shall terminate and all Obligations shall become immediately due and payable automatically without the giving of any such notice and without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower and, upon any such acceleration, the unpaid principal of and any accrued interest on the Loans, and all other Obligations, shall from and after the date of occurrence of such Event of Default bear interest at the Default Rate; (C) foreclose or otherwise enforce Lenders' security interest in the Collateral in any manner permitted by law or provided for hereunder; (D) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery (without the assumption of any credit risk), on such terms and in such manner as Agent may determine (taking into account the circumstances under which the Collateral is being sold); (E) require Borrowers to assemble the Collateral and/or books and records relating thereto and make such available to Agent at a place to be designated by Agent; (F) enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; (G) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent Agent deems appropriate; and (H) exercise from time to time any and all other remedies available under applicable law including, but not limited to, those of a secured party under the Florida Uniform Commercial Code. Upon any sale or other disposition pursuant to this Agreement, Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be promptly transmitted to Agent. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of either Borrower, and each Borrower specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal that it has or may have under any rule of law or statute now existing or hereafter adopted. Nothing herein contained shall be construed as an assumption by Agent or its appointee of any liability of either Borrower with respect to any of the Collateral, and each Borrower shall be and remain responsible for all such liabilities.

Section 1.53   Setoff.

          Lenders and Agent may setoff against the unpaid balance of the Obligations any funds or debts owing to either Borrower by such Lender or Agent including, but not limited to, any funds in any deposit account, savings certificate or other instrument now or hereafter maintained by such Borrower with such Lender or Agent or any of their Affiliates. Each Borrower hereby confirms such Lender's or Agent's right of lien and setoff and nothing in this Agreement shall be deemed to constitute any waiver or prohibition thereof.

Section 1.54   Cumulative Rights.

          The rights, powers and remedies of Agent and Lenders under this Agreement shall be in addition to all rights, powers and remedies given to Agent and Lenders by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lenders' security interest in the Collateral.

Section 1.55   Waiver.

          Any waiver, forbearance, failure or delay by Agent or Lenders in exercising, or the exercise or beginning of exercise by Agent or Lenders of any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of Agent or Lenders shall continue in full force and effect.

Section 1.56   Collections and Costs.

          Each Borrower agrees to pay and be liable for any and all necessary expenses, including reasonable attorneys' fees and paralegals fees and court costs, incurred by Agent or, to the extent permitted hereunder, any Lender in collecting or enforcing its rights in the Collateral, together with interest thereon at the Default Rate, whether or not suit is brought and whether incurred with trial, rehearing, retrial, appeal or bankruptcy.

Section 1.57   Rights of Individual Lenders.

          No Lender shall have any right by virtue, or by availing itself, of any provision of this Agreement to institute any action or proceedings at law or in equity or otherwise (excluding any actions in bankruptcy), upon or under or with respect to this Agreement, or for the appointment of a receiver, or for any other remedy under this Agreement, unless the Required Lenders previously shall have given to Agent written notice of an Event of Default and of the continuance thereof and made written request upon Agent to institute such action or proceedings in its own name as Agent and shall have offered to Agent reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and Agent, for ten
(10) Banking Days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to Agent by the Required Lenders; it being understood and intended, and being expressly covenanted by each Lender with each other Lender and Agent, that no one or more Lenders shall have any right in any manner whatever by virtue, or by availing itself, of any provision of this Agreement to affect, disturb or prejudice the rights of any other Lenders, or to obtain or seek to obtain priority over or preference to any other such Lender, or to enforce any right under this Agreement except in the manner herein provided and for the equal, ratable and common benefit of all Lenders. For the protection and enforcement of the provisions of this Section 8.7, each Lender and Agent shall be entitled to such relief as can be given either at law or in equity.

Section 1.58   Limitation on Liability of Agent and Lenders.

          It is expressly agreed by Borrowers that, anything herein to the contrary notwithstanding, Borrowers shall remain liable to observe and perform all the conditions, duties and obligations to be observed and performed by them relating to the Collateral, and Borrowers shall perform all of their duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions relating thereto. Neither Agent nor any other Lender shall have any obligation or liability under any instrument, agreement, contract or other document by reason of or arising out of this Agreement or the granting of a security interest in any instrument, agreement, contract or other document to Agent on behalf and for the ratable benefit of Lenders or the receipt by Agent or any other Lender of any payment relating to any of the foregoing pursuant hereto, nor shall Agent or any other Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrowers thereunder, or to make any payment, or to make any inquiry as to the nature of the sufficiency of any payment received by it or the sufficiency or any performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 1.59   Notice of Default.

          Should any Potential Default or Event of Default occur and be continuing, any Lender (including Agent) having actual knowledge thereof shall promptly notify, (i) in the case of a Lender (other than Agent), Agent, or (ii) in the case of Agent, the other Lenders, of the existence thereof.


                           ARTICLE IX
                             AGENT

Section 1.60   Appointment of Agent

          Each Lender hereby designates SunTrust Bank, Central Florida, National Association as Agent to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder or thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Agent may perform any of its duties hereunder or thereunder by or through its agents or employees.

Section 1.61   Nature of Duties of Agent.

          Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents. Neither Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted hereunder or thereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of Agent shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.

Section 1.62   Lack of Reliance on Agent.

          (a) Independently and without reliance upon Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Borrower and its Affiliates in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of each Borrower and its Affiliates, and, except as expressly provided in this Agreement, Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

          (b) Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection with this Agreement or any other Loan Document or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or any other Loan Document or for the sufficiency of the Collateral or the validity, perfection or priority of any security interest in the Collateral or the financial condition of either Borrower or its Affiliates or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of either Borrower or its Affiliates, or the existence or possible existence of any Potential Default or Event of Default.

Section 1.63   Certain Rights of Agent.

          If Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any other Loan Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders, and Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders. The provisions of this Section 9.4 are not intended to supersede the provisions of Section 10.2 that require all of the Lenders to approve certain actions under the Loan Documents.

Section 1.64   Reliance by Agent.

          Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary or teletransmission message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person.
Agent may consult with legal counsel (including counsel for either Borrower), independent public accountants (including those retained by either Borrower) and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

Section 1.65   Indemnification of Agent

          To the extent Agent is not reimbursed and indemnified by Borrowers, each Lender will reimburse and indemnify Agent, in proportion to its respective Commitments (or if the Commitments have expired or terminated, in proportion to its respective outstanding Loans) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder and under the other Loan Documents, in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct.

Section 1.66   Agent in its Individual Capacity.

          With respect to its obligation to lend under this Agreement, the Loans made by it and the Notes issued to it, Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein, and the terms "Lenders," "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include Agent in its individual capacity. Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with either Borrower or any Affiliate of either Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from either Borrower and any Affiliates of either Borrower for services in connection with this Agreement and the other Loan Documents and otherwise without having to account for the same to Lenders.

Section 1.67   Holders of Notes.

          Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or notes issued in exchange therefore

Section 1.68   Successor Agent.

          (a) Agent may resign as Agent hereunder at any time by giving written notice thereof to Lenders and Borrowers if (i) it believes that its duties hereunder present an actual or potential conflict of interest with any other business of Agent, (ii) it determines at any time that the introduction of, or any change in, any applicable law, rule, regulation, order or decree or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by Agent with any request or directive (whether or not having the force of law) of any such Authority, shall make it unlawful or improper for Agent to continue as Agent hereunder or (iii) it ceases to be a Lender hereunder because it does not elect to extend the Maturity Date. In addition, Agent may be removed at any time with cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right, upon five (5) days' notice to Borrowers, to appoint a successor Agent; which shall be a Lender. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty
(30) days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then, upon five (5) days' notice to Borrowers, the retiring Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $250,000,000.00.

          (b) Any resignation or removal of Agent hereunder shall be effective only upon the acceptance of any appointment as Agent hereunder by a successor Agent. Upon such acceptance, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                           ARTICLE X
                    MISCELLANEOUS PROVISIONS

Section 1.69   Notices.

          Except as otherwise expressly set forth herein, all notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on Schedule 3 hereto or such other address or telecopy number as such party may hereafter specify by notice to Agent and Borrowers. Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the receipt thereof is confirmed by the recipient, (b) if given by mail, seventy-two (72) hours after such communication is deposited in the U.S. mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means (including by air courier), when delivered at the address specified pursuant to this Section; provided that notices to Agent pursuant to Article II shall not be effective until received. Any notice required to be given to one or more Borrowers hereunder or under any other Loan Document shall be effective if delivered to any one Borrower, it being the intent that notice to Premier Bancshares is effective notice to Premier Lending and that notice to Premier Lending is effective notice to Premier Bancshares. In connection therewith, each of Premier Lending and Premier Bancshares hereby irrevocably appoints the other as its agent to receive any and all notices hereunder or under any other Loan Document and such appointment is coupled with an interest. In addition to the foregoing, Agent and Lenders shall be entitled to, but shall not be required to, rely on notice from either Borrower as constituting notice from both Borrowers.

Section 1.70   Amendments,  Etc,

          No amendment or waiver of any provision of any Loan Document, nor consent to any departure by either Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by both Borrowers and the Required Lenders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that notwithstanding anything else contained herein, (a) no amendment, waiver or consent shall, unless in writing and signed by all Lenders, do any of the following: (i) waive or change any of the conditions specified in
Article III, (ii) increase the Commitments of Lenders or subject Lenders to any additional obligations, (iii) reduce the principal of, or interest on, the Notes or reduce any facility fees payable hereunder, (iv) postpone any date fixed for any payment in respect of principal of, or interest on, the Notes or the payment of any facility fees hereunder or waive any Event of Default, (v) change the Commitment Percentage of any Lender, the definition of "Required Lenders" or the number or identity of Lenders that is required for any or all of the Lenders to take any action hereunder, (vi) release the Lien of Lenders on any of the Collateral, except as provided herein, (vii) amend this Section
10.2 or Section 10.6, (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders, amend the definitions of "Eligible Conforming Mortgage Loan," "Eligible Gestation Mortgage Loan," "Eligible Mortgage-Backed Security," "Eligible Mortgage Loan," "Eligible Non-Conforming Mortgage Loan," "Eligible Wet Mortgage Loan,""Collateral Value of the Tranche A Borrowing Base," "Collateral Value of the Tranche B Borrowing Base," "Collateral Value of the Tranche C Borrowing Base," "Collateral Value of the Tranche D Borrowing Base," and
(c) no amendment, waiver or consent shall, unless in writing and signed by Agent, affect the rights or duties of Agent under this Agreement or any other Loan Document. Borrowers agree to pay to each Lender an administration fee equal to $3,000.00 for each amendment, supplement or other modification of, or waiver in respect of, any Loan Document, which fee shall be payable as of the effective date of such amendment, supplement, modification or waiver.

Section 1.71   No Waiver:  Remedies Cumulative.

          No failure or delay on the part of Agent or any Lender in exercising any right or remedy hereunder or under another Loan Document and no course of dealing between either or both of Borrowers, on the one hand, and Agent or any Lender, on the other hand, shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies expressly provided herein and in the other Loan Documents are cumulative and not exclusive of any rights or remedies that Agent or any Lender would otherwise have. No notice to or demand on either or both of Borrowers not required hereunder or under the other Loan Documents in any case shall entitle either or both of Borrowers to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Agent or any Lender to any other or further action in any circumstances without notice or demand.

Section 1.72   Payment of Expenses, Etc.

          Borrowers shall:

          (a) (i) pay all reasonable out-of-pocket costs and expenses of Agent in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of Agent and Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, this Agreement and the other Loan Documents, and (ii) pay all reasonable out-of-pocket costs and expenses of Agent and each Lender in the preservation of rights under, enforcement of, and, after the occurrence of a Potential Default or an Event of Default, the refinancing, the renegotiating or the restructuring of, this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein including in connection with any bankruptcy, insolvency, liquidation, reorganization or similar proceeding and any amendment, waiver or consent relating hereto and thereto (including the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) for Agent and, in the case of enforcement, for each of the Lenders);

          (b) pay and hold Agent and each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and

          (c) indemnify Agent and each Lender, and their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all out-of-pocket costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use by Borrowers of the proceeds or any of the Loans or either or both of Borrower's entering into and performing of the Loan Documents to which it is a party, including the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) incurred in connection with any such investigation, litigation or other proceeding; provided that neither Agent nor any Lender shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct.

          If and to the extent that the obligations of Borrowers under this Section 10.4 are unenforceable for any reason, each Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

Section 1.73   Right Of Setoff,

          Subject to Section 2.13, in addition to and not in limitation of all rights of offset that any Lender may have under applicable law, for so long as any Event of Default has occurred and is continuing and whether or not any Lender has made any demand or the Obligations have matured, such Lender shall have the right to appropriate and apply to the payment of the Obligations all deposits (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing to either Borrower by, such Lender, whether or not related to any Loan Document or any transaction hereunder.

Section 1.74   Benefit of Agreement.

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that neither Borrower may assign or transfer any of its interest or delegate any of its obligations under the Loan Documents without the prior written consent of Lenders and any such assignment or transfer without the prior written consent of Lenders shall be null and void.

          (b) Subject to the limitations set forth below, any Lender may assign its rights and delegate its obligations under this Agreement and the other Loan Documents to any other financial institution (other than any Affiliate of such Lender) approved in writing by Agent and Borrowers (such consent not to be unreasonably withheld); provided that (i) no Lender may assign more than fifty percent (50%) of its Commitments as in effect on the date hereof, (ii) each assignment of all or a portion of a Lender's Commitments must include a corresponding portion of such Lenders' outstanding Loans, (iii) no Lender may assign less than $10,000,000.00 of its Commitments in any single assignment, (iv) no assignee Lender may further assign its Commitments or any of its Loans; (v) no Lender may make an assignment hereunder to a Person (other than an Affiliate of such Lender or an existing Lender) that is not a financial institution; and (vi) an assignment fee in the amount of $2,500.00 for each assignment hereunder shall be payable to Agent by the applicable assignee. Notwithstanding the foregoing, any Lender may assign its rights and delegate its obligations under this Agreement and the other Loan Documents to any Affiliate of such Lender without notice to or consent by Borrowers, Agent, or any other Person, and the restrictions set forth in the proviso to the immediately preceding sentence shall not apply to any assignment to such Affiliate. Any assignment or delegation specifically prohibited in the proviso of the preceding sentence shall be null and void. In the case of an assignment by a Lender, upon notice thereof by such Lender to Borrowers and Agent, the assignee shall have, to the extent of such assignment (unless otherwise provided thereby), the same rights and benefits as it would have if it were a Lender under the Loan Documents and the holder of a Note and, if the assignee has expressly assumed, for the benefit of Borrowers, the assignor Lender's obligations hereunder, such assignor Lender shall be relieved of its obligations hereunder to the extent of such assignment and assumption.

          (c) Any Lender may, without notice to or consent by Borrowers, Agent or any other Person, sell participations in all or any part of any Loan or Loans made by it or its Commitments or any other interest in the Loan Documents to another financial institution, in which event the participant shall not have any direct rights against Borrowers or the Collateral under the Loan Documents or any other document delivered in connection herewith (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto; provided that such agreement may provide that such Lender will not agree to any modification, amendment or waiver or the Loan Documents described in any of clauses (i) through (vi) of Section
10.2 without the consent of the participant).

          (d) Any Lender may furnish any information concerning either Borrower and its Affiliates in the possession of such Lender from time to time to Affiliates of such Lender. No Lender or its Affiliates may furnish such information to any prospective assignee or participant without the prior written consent of Borrowers, which consent will not be unreasonably withheld. Any prospective assignee or participant shall be required to execute a confidentiality agreement in form acceptable to Agent before receiving any such information.

          (e) Any Lender may at any time pledge all or any portion of its rights under the Loan Documents to a Federal
Reserve Bank. No such pledge shall release the transferor Lender from its obligations hereunder

Section 1.75   Governing Law: Submission to Jurisdiction.

          (a) This Agreement and the rights and obligations of the parties hereunder and under the notes shall be construed in accordance with and governed by the laws of the State of Florida.

          (b) Any legal action or proceeding with respect to this Agreement or the other Loan Documents to which either or both of Borrowers is a party may be brought in the courts of the State of Florida located in Orange County or of the United States of America for the Middle District of Florida, and, by execution and delivery of this Agreement, each Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. To the maximum extent permitted by applicable law, each Borrower hereby irrevocably and unconditionally waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing or maintaining of any such action or proceeding in such respective jurisdictions.

          (c) Each Borrower irrevocably and unconditionally consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Borrower at its said address, such service to become effective thirty (30) days after such mailing.

          (d) Nothing herein shall affect the right of Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against either Borrower in any other jurisdiction.

Section 1.76   Arbitration.

          In the event any dispute should arise under this Agreement, the Loans, any of the Loan Documents, or any other aspect of any transaction between Lenders and/or Agent and Borrowers, whether or not specifically relating to any of the Loan Documents, said dispute will, at such Lender's and/or Agent's sole election, as applicable, be resolved through binding arbitration in the county where the offices of such Lender and/or Agent, as applicable, are located, and in accordance with the rules of the American Arbitration Association. Agent may elect to proceed against any Collateral for the Loans in a judicial proceeding and elect to have any other disputes between the parties resolved by binding arbitration, including any counterclaim which may be asserted by Borrowers. In any event, in any law suit involving this Agreement, the Loans, any of the Loan Documents, or any other aspect of any transaction between Lenders and/or Agent and Borrowers, the exclusive venue for any action shall be in the county where Agent is located.
Section 1.77   Counterparts.

          This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

Section 1.78   Effectiveness.

          This Agreement shall become effective as of April 1, 1998 (the "Effective Date") provided that each of the following conditions has been satisfied:

          (a) Borrowers shall have delivered or shall have had delivered to Agent, in form and substance and in quantities reasonably satisfactory to Agent and its counsel, each of the following:

               (i) this Agreement, duly executed by the parties hereto;

               (ii) a duly executed Note for each Lender;

               (iii) duly executed UCC financing statements and other documents, instruments and agreements, properly executed, deemed necessary or appropriate by Agent, in its reasonable discretion, to create in favor of Lenders a valid and perfected, first priority security interest in and lien upon the Collateral (including, if applicable, all stock certificates comprising the Pledged Stock Collateral accompanied by stock powers endorsed in blank);

               (iv) a certified copy of resolutions of the Board of Directors of each Borrower approving the execution, delivery and performance of all Loan Documents required to be delivered by such parties hereunder and the transactions contemplated therein;

               (v)  a certificate of the Secretary or an
Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such parties authorized to sign the Loan Documents required to be executed and delivered by such parties hereunder, in each case dated the Effective Date;

               (vi) a copy of the Certificate of Incorporation of each Borrower, certified by the Secretary of State of the jurisdiction of such party's incorporation as of a recent date;

               (vii)     a copy of the Bylaws of each Borrower,
certified by the Secretary or an Assistant Secretary of each such party on the Effective Date as being accurate and complete,

               (viii) a certificate of the Secretary of State of the jurisdiction of incorporation of each Borrower certifying that such party is in good standing as of a recent date and a good standing certificate from each jurisdiction in which each Borrower is qualified to conduct business;

               (ix) a certificate of an executive officer of each Borrower in form acceptable to Lenders and Agent dated the Effective Date;

               (x)  evidence satisfactory to Agent that the
Master Account, the Controlled Disbursement Account and the Cash
Collateral Account remain open;

               (xi) evidence satisfactory to Agent that all reasonable fees, costs and expenses of its counsel relating to the preparation, negotiation and closing of the transaction contemplated hereby through the Effective Date will be paid in full on such date; and

               (xii)     a Borrowing Request and, if applicable,
a Borrowing Base Addition Report for each Type of Loan to be made or to remain outstanding on the Effective Date.

          (b) All acts and conditions (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws or if any of such have not been done, performed or happened, such has been expressly disclosed to Agent and waived by all of the Lenders in writing.

          (c) All documentation, including documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents, shall be reasonably satisfactory in form and substance to Agent and its counsel.

          (d) Borrowers shall have paid all Fees required to have been paid on or prior to the Effective Date under this Agreement and the other Loan Documents.

          (e) The following statements shall be true and correct on the Effective Date:

               (i) the representations and warranties of each Borrower in each Loan Document (after giving effect to this Agreement) are correct and accurate on and as of the Effective Date, as though made on and as of the Effective Date; and

               (ii) after giving effect to this Agreement, no Event of Default or Potential Default shall have occurred and be continuing.

Section 1.79   Headings Descriptive.

          The headings of the several sections and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 1.80   Survival of Representations and Indemnities.

          All covenants, agreements, representations and warranties made herein and in any certificate delivered pursuant hereto shall survive the making by Lenders of the Loans and the execution and delivery to Agent for the account of Lenders of the Notes regardless of any investigation made by Agent or Lenders and of Agent's and Lender's access to any information and shall continue in full force and effect so long as any Obligation is outstanding and unpaid. Each Borrower's obligations under Sections 10.4 (and any other indemnification obligations of Borrowers or other obligations that so provide) and each Lender's obligations under Sections 9.6 and 10.14 shall survive the termination of this Agreement for any reason whatsoever and payment of the Notes.

Section 1.81   Severability.

          In case any one or more of the provisions contained in this Agreement or the Notes should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provisions shall not be affected or impaired in any other jurisdiction, nor shall the remaining provisions contained herein and therein in any way be affected or impaired thereby.

Section 1.82   Indemnification of Agent.

          To the extent that Agent is not reimbursed and indemnified by Borrowers pursuant hereto, each Lender will reimburse and indemnify Agent, in proportion to its respective Commitments (or if the Commitments have expired or terminated, in proportion to its respective outstanding Loans), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees and disbursements) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against Agent in performing its duties under the Loan Documents, in any way relating to or arising out of the Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct.

Section 1.83   Joint and Several Nature of the Obligations.

          Borrowers agree that any and all of the Obligations of Borrowers hereunder and under each other Loan Document shall be the joint and several obligation of each of them notwithstanding any absence herein or therein of a reference such as "jointly and severally" with respect to any such obligation.

Section 1.84   Certain Waivers.

          Each Borrower agrees that its joint and several liability under this Agreement and each of the other Loan
Documents shall be absolute, unconditional and irrevocable irrespective of:

          (a) any lack of validity, legality or enforceability of the Obligations of the other Borrower or any other Person under this Agreement or any other Loan Document;

          (b)  the failure of any Lender:

               (i) to assert any claim or demand or to enforce any right or remedy against the other Borrower or any other
Person (including any guarantor) under the provisions of this Agreement or any other Loan Document or otherwise; or

               (ii) to exercise any right or remedy against any guarantor of, or Collateral securing, any Obligations;

          (c) any change in the time, manner or place or payment of, or in any other term of, all or any of the Obligations, or any other extension, compromise or renewal of any Obligation with respect to the other Borrower or any other Person;

          (d) any reduction, limitation, impairment or termination of any of the Obligations of the other Borrower or any other Person for any reason, including any claim of waiver, release, surrender, alteration or compromise, and the liability of each of Borrowers shall not be subject to (and each of them hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any of the Obligations of the other Borrower or any other Person,

          (e) any rescission, waiver, amendment or other modification of, or any consent to departure from, any of the Obligations of the other Borrower or any other Person under the terms of this Agreement or any other Loan Document;

          (f) any exchange, release or non-perfection of any Collateral, or any release, amendment or waiver of, or consent to departure from, any guaranty or other agreement from the other Borrower or any other Person, securing any of the Obligations; or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the other Borrower or any surety or any guarantor.
Each Borrower waives any right to require that any resort be made by Agent or any Lender to any of the Collateral.

Section 1.85   Subrogation, Etc.

          At any time that a payment is made by either Borrower with respect to the Obligations, such Borrower shall have a right of contribution against the other Borrower in the maximum amount permitted by applicable law, which right of contribution shall be subject to adjustment at the time of any subsequent payment with respect to the Obligations; provided that the maximum aggregate liability of either Borrower with respect to such contribution rights of the other Borrower shall not exceed the maximum amount of liability that such first Borrower can incur without rendering such contribution rights void or voidable under applicable law relating to fraudulent conveyance or fraudulent transfers, and not for any greater amount, and provided further, that neither Borrower will exercise any such contribution rights or any other rights which it may acquire by reason of any payment made hereunder, whether by way of rights of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Obligations. Any amount paid to either Borrower under this
Section 10.17 on account of any payment made hereunder prior to the payment in full of all Obligations shall be held in trust for the benefit of Agent and Lenders and shall immediately be paid to Agent and credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents. In furtherance of the foregoing, for so long as any Obligation or any Commitment remains outstanding, each Borrower shall refrain from taking any action or commencing any proceeding against the other Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to Agent and Lenders.

Section 1.86   WAIVER OF TRIAL BY JURY.

          TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE LOAN DOCUMENTS. THIS WAIVER APPLIES TO ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS AND PROCEEDINGS, INCLUDING PERSONS WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE PARTIES HERETO AND EACH PARTY FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. EACH PARTY FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS SECTION.






[BALANCE OF PAGE INTENTIONALLY LEFT BLANK- SIGNATURE PAGES FOLLOW]



          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                              BORROWERS:

                              PREMIER BANCSHARES, INC.


                              By:        __________________
                              Name:      Darrell D. Pittard
                              Title:     Chairman and CEO



STATE OF GEORGIA

COUNTY OF __________

     On this ___ day of April, 1998, personally appeared Darrell
D. Pittard, as Chairman and CEO of PREMIER BANCSHARES, INC., a Georgia corporation, and before me executed the attached Mortgage Warehouse Loan and Security Agreement, dated April __, 1998, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION; CORESTATES BANK, N.A., AND COLONIAL BANK, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


          Signature of Notary Public-State of Georgia


          Print Name: Notary Public, State of Georgia
          Personally Known___________________________
          Produced Identification____________________
          Type of Identification:____________________

                        (NOTARIAL SEAL)


                              PREMIER LENDING CORPORATION


                              By:       ________________
                              Name:     George S. Phelps
                              Title:    President



STATE OF GEORGIA

COUNTY OF __________


     On this ___ day of April, 1998, personally appeared George
S. Phelps, as President of PREMIER LENDING CORPORATION, a Georgia corporation, and before me executed the attached Mortgage Warehouse Loan and Security Agreement, dated April __, 1998, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION; CORESTATES BANK, N.A., AND COLONIAL BANK, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


          Signature of Notary Public-State of Georgia


          Print Name: Notary Public, State of Georgia
          Personally Known___________________________
          Produced Identification____________________
          Type of Identification:____________________

                        (NOTARIAL SEAL)


                              AGENT/LENDERS:


                              SUNTRUST BANK, CENTRAL FLORIDA,
                              NATIONAL ASSOCIATION, As Agent and
                              as a Lender


                              By:       ____________________
                              Name:     Catherine L. Kissick
                              Title:    First Vice President


STATE OF __________

COUNTY OF __________


     On this ___ day of April, 1998, personally appeared Catherine L. Kissick, as First Vice President of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, and before me executed the attached Mortgage Warehouse Loan and Security Agreement, dated April __, 1998, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION; CORESTATES BANK, N.A., AND COLONIAL BANK, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


          Signature of Notary Public-State of __________


          Print Name: Notary Public, State of __________
          Personally Known______________________________
          Produced Identification_______________________
          Type of Identification:_______________________

                        (NOTARIAL SEAL)



                              SOUTHTRUST BANK, NATIONAL
                              ASSOCIATION, as a Lender


                              By:_______________________
                              Name:_____________________
                              Title:____________________




STATE OF ALABAMA

COUNTY OF __________


     On this ___ day of April, 1998, personally appeared ____________________, as ____________________ of SOUTHTRUST BANK,
NATIONAL ASSOCIATION, and before me executed the attached Mortgage Warehouse Loan and Security Agreement, dated April ___, 1998, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION; CORESTATES BANK, N.A., AND COLONIAL BANK, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


          Signature of Notary Public-State of __________


          Print Name: Notary Public, State of __________
          Personally Known______________________________
          Produced Identification_______________________
          Type of Identification:_______________________

                        (NOTARIAL SEAL)


                              CORESTATES BANK, N.A., as a Lender


                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________




STATE OF PENNSYLVANIA

COUNTY OF __________


     On this ___ day of April, 1998, personally appeared ___________________, as _________________ of CORESTATES BANK,
N.A., and before me executed the attached Mortgage Warehouse Loan and Security Agreement, dated April ___, 1998, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION; CORESTATES BANK, N.A., AND COLONIAL BANK, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


          Signature of Notary Public-State of __________


          Print Name: Notary Public, State of __________
          Personally Known______________________________
          Produced Identification_______________________
          Type of Identification:_______________________

                        (NOTARIAL SEAL)



                              COLONIAL BANK, as a Lender


                              By:_______________________
                              Name:_____________________
                              Title:____________________






STATE OF GEORGIA

COUNTY OF __________


     On this ___ day of April, 1998, personally appeared _______________________, as _______________ of COLONIAL BANK, and
before me executed the attached Mortgage Warehouse Loan and Security Agreement, dated April ___, 1998, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION; CORESTATES BANK, N.A., AND COLONIAL BANK, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


          Signature of Notary Public-State of Georgia


          Print Name: Notary Public, State of Georgia
          Personally Known___________________________
          Produced Identification____________________
          Type of Identification:____________________

                        (NOTARIAL SEAL)

                           SCHEDULE 1

                     Lenders and Commitments

Name and Address                     Commitment               Commitment
 of Each Lender                        Amount                 Percentage
---------------                      ----------               -----------
SunTrust Bank, Central Florida,      $30,000,000.00              33.3334%
National Association
200 South Orange Avenue
Orlando, Florida 32801


SouthTrust Bank,                     $20,000,000.00              22.222%
National Association
P.O. Box 2554
Birmingham, Alabama 35290


CoreStates Bank, N.A.                $20,000,000.00              22.222%
1339 Chestnut Street
Philadelphia, Pennsylvania 19107


Colonial Bank                        $20,000,000.00              22.222%
201 East Pine Street, Suite 730
Orlando, Florida 32801


                           SCHEDULE 2

                       Approved Investors


                   Conforming Mortgage Loans:
                   --------------------------
                             Norwest
                              Chase
                               RFC
                        HomeSide Lending
                              Fleet
                           Countrywide
                            Citicorp

                 Non-Conforming Mortgage Loans:
                 ------------------------------
                         Household Bank
                            Greentree
                               RFC
                           Money Store
                          ContiMortgage


                           SCHEDULE 3

                        Notice Addresses


LENDERS:                                       BORROWERS:
--------                                       ----------
SunTrust Bank, Central Florida,                Premier Lending Corporation
National Association, as Agent and Lender      2759 Delk Road, Suite 201
6th Floor, S. Orange Avenue Bldg.              Marietta, GA 30067
Attn: Mortgage Banking Dept.
200 South Orange Avenue-Mail Code 0-2062
Orlando, FL 32801


SouthTrust Bank, National Association          Premier Bancshares, Inc.
Attn: Mortgage Banking Dept.                   2180 Atlanta Plaza
Amy J. Nunneley, Group Vice President          950 East Paces Ferry Road
420 North 20th Street, 6th Floor               Atlanta, GA 30326
P.O. Box 2554
Birmingham, AL 35290


CoreStates Bank, N.A.                          With a copy to the Borrower's
Attn: Mortgage Banking                         Counsel:
Marissa Mignogna, Assistant Vice President     G. Leighton Stradtman, Esquire
1339 Chestnut Street-Mail Code FC 1-8-12-7     Womble Carlyle Sandridge & Rice
Philadephia, PA 19107                          1275 Peachtree St., N.E.,
                                               Suite 700
                                               Atlanta, GA 30309


Colonial Bank
Attn: Mortgage Banking
William S. Battillo, VP
201 East Pine Street, Suite 730
Orlando, FL 32801


With a copy to the Agent's Counsel:
Robert L. Mellen, III, Esquire
Akerman, Senterfitt & Eidson, P.A.
P.O. Box 231
Orlando, FL 32802




                           SCHEDULE 4

             Authorized Officers of Premier Lending
             --------------------------------------
                  George S. Phelps - President
             Mark E. Tackett - Senior Vice President
            Michelene Bryant - Senior Vice President
              David Holmes - Senior Vice President
                Susan Fitzgerald - Vice President
                 Lisa Walls - Closing Supervisor
               Sue Abeln - Post Closing Supervisor
                   Deborah K. Foster - Closer
        Kenneth W. Cramton, Jr. - Regional Vice President
                      Della Brewer - Closer
             Dwight Hurst - Regional Vice President
           Marjorie Hornack - Assistant Vice President

                            EXHIBIT A

                          Form of Note


                          See Attached.


                           EXHIBIT B-1

                        Borrowing Request
               (All Loans except Wet Funds Loans)


                          See Attached.


                           EXHIBIT B-2

                        Borrowing Request
                        (Wet Funds Loans)


                          See Attached.


                           EXHIBIT C-1

                 Borrowing Base Addition Report
                           (Tranche A)


                          See Attached.


                           EXHIBIT C-2

                 Borrowing Base Addition Report
                           (Tranche B)


                          See Attached.


                           EXHIBIT C-3

                 Borrowing Base Addition Report
                           (Tranche C)


                          See Attached.


                           EXHIBIT C-4

                 Borrowing Base Addition Report
                           (Tranche D)


                          See Attached.


                            EXHIBIT D

                   Borrowing Base Certificate


                          See Attached.


                            EXHIBIT E

Required Documents for Mortgage Loans to be Included in Borrowing Base


                          See Attached.


                            EXHIBIT F

                  Additional Required Documents


                          See Attached.


                            EXHIBIT G

                    Agent's Wire Instructions
                    -------------------------

      SunTrust Bank, Central Florida, National Association
                     200 South Orange Avenue
                        Orlando, FL 32801
                         ABA #063102152
            for credit to cash collateral account of
                   Premier Lending Corporation
                     Account #0215252162807


                            EXHIBIT H

                  Collateral Review Procedures


                          See Attached.


                            EXHIBIT I

                      Form of Trust Receipt


                          See Attached.



                            EXHIBIT J

                         Bailment Letter


                          See Attached.



                            EXHIBIT K

               Trust Receipt and Bailee Procedures


                          See Attached.



                            EXHIBIT L

    Principal Places of Business and Chief Executive Offices
    --------------------------------------------------------
Premier Bancshares, Inc.:

     2180 Atlanta Plaza
     950 East Paces Ferry Road
     Atlanta, Georgia 30326


Premier Lending Corporation:

     2759 Delk Road, Suite 201
     Marietta, Georgia 30067




                            EXHIBIT M

                    Commitment Status Report


                          See Attached.





                            EXHIBIT N

              Fitch ICBA Credit Quality Guidelines


                          See Attached.